                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------

Filed by the Registrant [x]
Filed by the Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement                                [ ] Confidential, for Use of the Commission
[ ] Definitive Proxy Statement                                     Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      ------------------------------------

                          REPUBLIC GROUP INCORPORATED
                (Name of Registrant as Specified in its Charter)

                      ------------------------------------


    (Name of Person(s) filing Consent Solicitation Statement, if other than
                                  Registrant)

                      ------------------------------------

Payment of Filing fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                      ------------------------------------

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                      ------------------------------------

(1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

(3)  Filing Party:

     ---------------------------------------------------------------------------

(4)  Date Filed:

     ---------------------------------------------------------------------------

                          REPUBLIC GROUP INCORPORATED
                                 P.O. BOX 1307
                         HUTCHINSON, KANSAS 67504-1307

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 24, 1996


         The Annual Meeting of Stockholders of Republic Group Incorporated (the "Company") will be held on the 24th day of October, 1996, at 11:00 a.m., Central Daylight Savings Time, at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas for the following purposes:

                 (1) Election of 9 directors to serve on the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

                 (2) Approval of an amendment to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to add a "fair price" provision requiring that certain transactions with interested 15% stockholders of the Company (or certain related parties) be approved by the vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock (excluding shares held by such interested stockholders and certain related parties) unless the transaction is approved by a majority of the Continuing Directors (as defined in such amendment) or certain procedural and fair price requirements are satisfied;

                 (3) Approval of an amendment to the Company's Certificate of Incorporation to add a requirement that action by stockholders only be taken at an annual or special meeting of stockholders and not by written consent;

                 (4) Approval of an amendment to the Company's Certificate of Incorporation to add a requirement that adoption, amendment, alteration or repeal of the Amended and Restated Bylaws of the Company (the "Bylaws") by the stockholders requires the vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock, and, if such action has been proposed by an interested 15% stockholder (or certain related parties), the additional vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock not beneficially owned by such interested stockholder or such related parties;

                 (5) Approval of an amendment to the Company's Certificate of Incorporation to add a requirement that amendment, alteration or repeal of the foregoing amendments to the Certificate of Incorporation that are approved, as well as the amendment to be added by this proposal, requires the vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock, and, if such action has been proposed by an interested 15% stockholder (or certain related parties), the additional vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock not beneficially owned by such interested stockholder or such related parties;

                 (6) Approval of an amendment to the Company's Certificate of Incorporation to increase the total number of shares of Common Stock that the Company shall have the authority to issue from 25,000,000 to 35,000,000;

                 (7) Approval of certain amendments to the Company's 1989 Long-Term Incentive Plan;

                 (8) Approval of an amendment to the Company's Non-Employee Director Stock Option Plan; and

                 (9) Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

         Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement attached to this Notice.

         Only stockholders of record at the close of business on the 30th day of August, 1996, will be entitled to notice of or to vote at the meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours at the offices of Locke Purnell Rain Harrell, counsel to the Company, 2200 Ross Avenue, Suite 2300, Dallas, Texas 75243 for a period of 10 days preceding the meeting.

                                        By Order of the Board of Directors



                                        Janey S. Rife
                                        Treasurer and Secretary


Hutchinson, Kansas
September 19, 1996

                          REPUBLIC GROUP INCORPORATED
                                 P.O. BOX 1307
                         HUTCHINSON, KANSAS 67504-1307

                               SEPTEMBER 19, 1996

                     PROXY STATEMENT FOR ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON OCTOBER 24, 1996


         The accompanying proxy is solicited by the Board of Directors of Republic Group Incorporated (the "Company") for use at the Annual Meeting of Stockholders to be held at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, on Thursday, October 24, 1996, at 11:00 a.m., Central Daylight Savings Time (the "Annual Meeting") and at any adjournment thereof. The Company will bear the cost of solicitation. Solicitation of proxies may be made by personal interview, mail, telephone or telegram by directors, officers and regular employees. The Company also may request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock, par value $1.00 per share ("Common Stock"), of the Company held of record by such persons. The Company will reimburse the forwarding expenses.

         All shares represented by a valid proxy will be voted. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire. The person giving the proxy has the right to revoke the same at any time before it has been exercised by giving written notice to that effect to the Secretary of the Company.


                                 ANNUAL REPORT

         The Company's Annual Report to Stockholders, covering the fiscal year ended June 30, 1996, including audited financial statements is enclosed herewith, but neither the report nor the financial statements are incorporated in this proxy statement or are deemed to be a part of the material for the solicitation of proxies.


                               OUTSTANDING STOCK

         At the close of business on the 30th day of August, 1996, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to be voted 10,615,064 shares of Common Stock.


                               QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to be voted is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat may adjourn the Annual Meeting from time to time for a period not to exceed 30 days, without notice, until a quorum is present or represented.

         The number of directors comprising the Company's board is fixed at 9. Cumulative voting for directors is not permitted. Consequently, the 9 persons receiving the greatest number of votes at the Annual Meeting will be elected as the directors of the Company. The approval of each of the proposed Amendments to the Company's Certificate of Incorporation (Proposals 2 through 6) requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The approval of the amendments to the Company's 1989 Long-Term Incentive Plan and Non-Employee Director Stock Option Plan (Proposals 7 and 8) each requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy at the meeting.

         Holders of Common Stock will be entitled to 1 vote for each share of such stock owned of record at the close of business on August 30, 1996, with respect to each matter submitted to a vote at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on the election of directors except to the extent that they affect the total votes received by any particular candidate. For Proposals 2 through 6, relating to the proposed Amendments to the Company's Certificate of Incorporation, abstentions and broker non-votes will both have the effect of negative votes. For Proposals 7 and 8, relating to the approval of the amendments to the Company's 1989 Long-Term Incentive Plan and Non-Employee Director Stock Option Plan, as well as other matters requiring approval of a quorum, abstentions will have the effect of negative votes, but broker non-votes will have no effect since they are not treated as shares entitled to vote on such matters.


                               SECURITY OWNERSHIP

         The following table sets forth information with respect to the beneficial ownership of equity securities of the Company as of August 30, 1996, by (i) each person known to management to be the beneficial owner of more than 5% of any class of the Company's voting securities (ii) each director and each nominee for election as a director of the Company, (iii) each named executive officer for which compensation information is provided in this proxy statement and (iv) all directors and executive officers as a group:

                                                                  Amount and Nature
                                   Name of Beneficial               of Beneficial               Percent
  Title of Class                       Owner (1)                    Ownership (2)               of Class
 ----------------                      ---------                    -------------               --------
 Common Stock                Todd T. Brown                              25,276                      *
  $1.00 par                  Geary D. Cribbs                            33,903                      *
  value (3)                  Stephen L. Gagnon                          58,112                      *
                             Larry N. Montague                          15,555                      *
                             Bert A. Nelson                             12,848                      *
                             Talbot Rain                                 1,050                      *
                             Gerald L. Ray                             270,221(4)                2.52%
                             Robert F. Sexton                           11,500                     *
                             David P. Simpson                          132,630(5)                1.24%
                             Phil Simpson (6)                        2,042,685(7)(8)              19.03%
                             L. L. Wallace                              18,177(9)                  *
                             David B. Yarbrough                         25,897                     *
                             All Directors and Executive
                             Officers as a Group (16)
                             persons)                                2,704,108                   25.19%

* The percentage of shares beneficially owned is less than 1% of issued and outstanding shares of Common Stock.

(1) Messrs. Brown, Cribbs and Montague are executive officers of the Company; Mr. Gagnon is an executive officer and director of the Company; Mr. Phil Simpson is an executive officer and director of the Company and beneficial owner of more than 5% of the Company's Common Stock; and Messrs. Nelson, Rain, Ray, Sexton, David P. Simpson, Wallace and Yarbrough are directors of the Company. Mr. Montague resigned from the Company effective August 10, 1996.

(2) Includes shares with respect to which executive officers and directors have the right to acquire beneficial ownership pursuant to the exercise of stock options exercisable at, or within 60 days after, August 30, 1996, as follows: Brown - 6,750, Cribbs - 3,750, Gagnon - 45,900, Montague - 0, Nelson - 10,500, Rain - 0, Ray - 10,500, Sexton
         -10,500, Phil Simpson - 7,500, Wallace - 5,000, Yarbrough - 0 and all Directors and Executive Officers as a Group - 120,185. Also includes shares in the accounts established under the Company's Employee Stock Ownership Plan for persons who are salaried employees of the Company, with respect to which each executive officer named in the Summary Compensation Table has voting power, as follows: Brown - 13,191, Cribbs - 17,999, Gagnon - 6,612, Montague - 8,805, Phil Simpson - 82,045, and all Directors & Executive Officers as a Group - 153,066. Unless otherwise indicated, all other shares are owned directly and the owner has sole voting and investment power.

(3) A Common Stock Purchase Right ("Purchase Right") is attached to each outstanding share of the Common Stock entitling the holder to buy 1 share of Common Stock for

         $45 under certain circumstances. A Purchase Right is not exercisable or transferable apart from the Common Stock until 10 days after a person (other than certain exempt persons) acquires 15% or more of the Common Stock or 10 business days after the commencement or announcement of a tender offer, which, if consummated, would result in ownership by a person or group of 15% or more of the Common Stock. Exempt persons include Phil Simpson, his wife, their descendants and their descendants' spouses, trusts or estates for any of their benefit and partnerships, corporations or other entities 80%-owned by any of them. See "Existing Protective Measures -- Rights Plan."

(4) Includes 179,965 shares owned by Gerald L. Ray & Associates, Inc. of which Mr. Ray is the principal owner, 19,000 shares owned by Gerald L. Ray IRA R/O DBP, of which Mr. Ray is trustee, and 60,756 shares in the Gerald L. Ray IRA, of which Mr. Ray is trustee.

(5) Includes 892 shares owned by David P. Simpson's spouse with respect to which he shares voting and investment power. Also includes 391 shares of Common Stock received by David P. Simpson upon becoming a general partner of A. M. Rhyne & Co. Limited.

(6)      Phil Simpson's address is P.O. Box 750, Dallas, Texas 75221.

(7) On July 9, 1996, the Simpson Family Trust (the "Trust") of which Phil Simpson was the Trustee with investment control and the settlor with power to revoke the Trust, and which owned 1,939,740 shares of Common Stock, transferred its holdings of Common Stock to A.M. Rhyne & Co. Limited, a limited partnership of which Phil Simpson is managing general partner, and his spouse, Lorraine, and their son, David P. Simpson are general partners. In addition, 8,400 shares of Common Stock owned by Lorraine Simpson were transferred to A.M. Rhyne & Co. Limited. Shares beneficially owned by Mr. Simpson includes the 1,953,140 shares owned by A.M. Rhyne & Co. Limited.

(8) Shares beneficially owned by Mr. Simpson includes 391 shares of Common Stock received by David P. Simpson, a director, upon being a general partner of A.M. Rhyne & Co. Limited. Mr. Simpson disclaims beneficial ownership with respect to such shares. Shares beneficially owned by Mr. Simpson excludes 313,799 shares of Common Stock held by Mr. Simpson's two daughters, who are not members of Mr. Simpson's household, and 131,957 shares of Common Stock owned by David P. Simpson. Mr. Simpson disclaims beneficial ownership of such shares. Shares beneficially owned by Mr. Simpson also excludes 186,792 shares owned by other relatives who are not members of Mr. Simpson's household, as to which he disclaims beneficial ownership.

(9) Includes 6,997 shares owned by Mr. Wallace's spouse with respect to which he shares voting and investment power.

                       ACTION TO BE TAKEN UNDER THE PROXY

         All proxies duly signed, dated and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote (i) "FOR" the election of the 9 nominees for directors named in this proxy statement, unless the giver withholds authority to vote for any one or more or all of such persons (ii) "FOR" adoption of each of Proposals 2 through 8; and
(iii) in the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof. As to any other matter or business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same. Management does not know of any such other matter or business. Should any nominee named herein for the office of director become unable or be unwilling to accept nomination for or election to such position, the persons acting under the proxy will vote for the election in his stead of such other persons as management may recommend. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.


                             ELECTION OF DIRECTORS

         The 9 persons named below are management's nominees for election as directors of the Company to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Each of the nominees has served as a director of the Company since the date of his first election or appointment to the Board of Directors of the Company.

                                                            Principal Occupation                    First
                                                            During last 5 years                    Became
                                                            and Directorships of                      a
              Name                    Age                     Public Companies                    Director
              ----                    ---                     ----------------                    --------
 Stephen L. Gagnon                    43       Executive Vice President since September             1992
                                               1992, Senior Vice President from January 1992
                                               to August 1992 and prior thereto a Vice
                                               President of the Company

 Bert A. Nelson(a)                    64       Personal Investments; director of Riverside          1990
                                               National Bank

 Talbot Rain(a)                       76       Locke Purnell Rain Harrell (attorneys)               1967
                                               (retired, of Counsel) (b)

 Gerald L. Ray(a)                     63       President, Gerald L. Ray & Associates, Inc.          1969
                                               (investment advisor)

 Robert F. Sexton(a)                  62       President of Bakery Associates, Inc. (food           1990
                                               industry supplier); director of Ultrak, Inc.

 Phil Simpson                         61       Chairman of the Board President and Chief            1961
                                               Executive Officer of the Company; past
                                               director of Elcor Corporation
 David P. Simpson(c)                  35       General Manager Avinger Timber Company               1994
                                               (timberland and related investments in East
                                               Texas) since June 1992. President, Simpson
                                               Publishing Company since 1988.  Mayor of the
                                               City of Avinger, Texas since September 1993

 L. L. Wallace(a)                     82       Retired since January 1980 and prior thereto         1980
                                               Vice President of Packaging Corporation of
                                               America (paper product manufacturer)

 David B. Yarbrough(a)                77       Retired since January 1987 and prior thereto         1973
                                               President and major stockholder of Yarbrough
                                               Construction Co., Inc.

(a) Messrs. Ray (chairman), Nelson, and Rain are members of the Audit Committee which held 2 meetings during the last fiscal year. The Audit Committee meets with the independent accounting firm serving as auditors of the Company to review financial reports, to discuss their procedures and findings and to hear their recommendations with respect to financial accounting matters.

         Messrs. Yarbrough (chairman), Sexton and Wallace are members of the Compensation Committee, which held 4 meetings during the last fiscal year. The Compensation Committee reviews the performance of officers and employees and makes recommendations to the Board of Directors concerning officers' salaries, bonuses for officers and employees, contributions to the Company's Profit Sharing Plan, 401(k) Plan and Employee Stock Ownership Plan, stock option, stock appreciation right, restricted stock, and performance unit awards, proposed benefit plans and other compensation related matters.

(b) The Company was represented by Locke Purnell Rain Harrell, from which Mr. Rain retired in 1989, with respect to various legal matters during the fiscal year ended June 30, 1996.

(c) David P. Simpson is the son of the Chairman of the Board, President and Chief Executive Officer, Phil Simpson.

         The Board of Directors held 9 meetings during the last fiscal year. Each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees of the Board on which he served, during the periods that he served.

         The Board does not have a standing nominating committee or any standing committee performing similar functions.


                           COMPENSATION OF DIRECTORS

DIRECTORS' FEES

         The Company currently has a policy of paying directors who are not salaried officers of the Company on the following basis: $1,500 per month for service on the Board of Directors and $2,000 per year for service on each committee of the Board on which such person served, plus expenses.


DIRECTOR STOCK OPTION PLAN

         The Republic Gypsum Company Non-Employee Director Stock Option Plan (the "Director Plan") was adopted in 1989. Each non-employee member of the Board of Directors at the time of adoption, was granted an option to purchase 10,500 shares of the Company's Common Stock at an option exercise price of $5.11 per share, the fair market value of the Company's Common Stock on the date of grant. Messrs. Nelson and Sexton were granted options to purchase 10,500 shares of the Common Stock at an option exercise price of $3.75 per share, and David P. Simpson was granted an option to purchase 10,500 shares of the Common Stock at an option exercise price of $13.875, on the dates of their respective appointments to the Board. In each case, the exercise price was the fair market value of the Company's Common Stock on such dates, and the options become exercisable after the non-employee director has completed 3 calendar years of service on the Board of Directors, including service prior to the adoption of the Director Plan. The maximum aggregate number of shares of Common Stock with respect to which options may be granted pursuant to the Director Plan as originally adopted was 105,000. As of August 30, 1996, options to purchase 73,500 shares of Common Stock had been granted.

         The options under the Director Plan do not have a fixed term. Each option will automatically terminate 12 months after the director ceases to be a director by reason of his death or permanent disability or 6 months after he ceases to be a director for any other reason. The exercise price will be paid to the Company in full at the time of exercise in cash or, in whole or in combination with cash, in shares of Company Common Stock previously issued to the optionee.

         As described more fully below, the Board of Directors of the Company has unanimously approved, subject to stockholder approval, an amendment to the Director Plan, that would, if approved, be effective as of August 16, 1996, replacing the provision for one-time grants of options with a provision for annual grants of options to purchase 2,000 shares of Common Stock to each non-employee member of the Board of Directors. Such annual option grants would be exercisable at an option price equal to the fair market value of the Common Stock on the date of such grant. Subject to stockholder approval, the Director Plan, as amended, provides for two initial grants of options to purchase 2,000 shares of Common Stock to each of Messrs. Nelson, Rain, Ray, Sexton, Wallace and Yarbrough, and David P. Simpson. The first grant, intended to cover service during the year ending with the 1996 Annual Meeting, would be effective as of August 16, 1996. The second grant, intended to cover the following year, would be effective on October 24, 1996.

         In addition to the amendment described above, the Board of Directors of the Company approved additional amendments to the Director Plan that do not require stockholder approval and, consequently, became effective August 16, 1996. Options under the Director Plan, as amended, will become exercisable in full 1 year following the date of grant, provided that the non-employee director serves as a director throughout such 1-year period. As permitted by Rule 16b-3, the Director Plan was amended to provide for administration by the Board of Directors as a whole (rather than a committee composed of employee directors). In addition, the Director Plan was amended, as permitted by Rule 16b-3, to delete the provision setting forth a maximum number of shares of Common Stock for which options may be granted thereunder, and to permit limited transferability (to immediate family members) of the options. By resolution of the Board of Directors adopted on August 5, 1996, 94,500 shares of Common Stock were reserved for issuance upon the exercise of options granted under the Director Plan. Consequently, when added together with the remaining 31,500 shares of Common Stock previously reserved for issuance under the Director Plan, there will be 126,000 shares of Common Stock available for issuance in connection with options granted under the Director Plan. Finally, the Director Plan was amended to permit option holders to elect to pay the option exercise price through the constructive delivery of shares of Common Stock already owned by the option holder, and to permit option holders to pay the option exercise price through the Company's withholding of shares of Common Stock otherwise issuable upon exercise of such option.

         The Director Plan contains customary provisions for the adjustment of options granted or to be granted under the Director Plan, and for the adjustment of option exercise prices, in the event of stock dividends and splits, mergers and other such events.

DIRECTOR RETIREMENT COMPENSATION ARRANGEMENT

         The Company has adopted an arrangement whereby non-employee directors of the Company who have served on the Board of Directors for 3 or more years will be paid a lump sum retirement payment 180 days after their service on the Board of Directors terminates. The amount of the retirement payment will be the sum of (i) the amount then being paid annually to non-employee directors for service on the Board and on each committee on which the retiring director was serving at the time of his termination, (ii) $500 for each year or part thereof between 1967 and 1985, inclusive, during which he was a director, and
(iii) $1,000 for each year or part thereof beginning in 1986 and thereafter during which he was a director. The retirement payment is not payable if the director is removed or is requested (by resolution of the Board of Directors) to resign from the Board of Directors due to his serious neglect or misconduct in the discharge of his duties and responsibilities as a director of the Company or his commission of any criminal act or act of dishonesty (of which the Board of Directors shall be the sole judge), if the director directly or indirectly competes with the Company within 1 year after his service on the Board of Directors terminates or if the director discloses non-public, confidential or proprietary information about the Company.


                             EXECUTIVE COMPENSATION

1989 LONG-TERM INCENTIVE PLAN

         GENERAL. The Republic Group Incorporated 1989 Long-Term Incentive Plan (the "1989 Plan") was adopted in 1989. The 1989 Plan authorizes the granting of incentive stock options and non-qualified stock options to purchase Common Stock, stock appreciation rights with respect to such stock options, restricted stock and performance units to key executives and managerial employees of the Company (approximately 27 persons), including officers and directors of the Company and its subsidiaries. This summary of the material features of the 1989 Plan describes the terms of the 1989 Plan and the effect of recent amendments to the 1989 Plan unanimously approved by the Company's Board of Directors. Certain of such amendments do not require stockholder approval and, consequently, became effective August 16, 1996. The remaining amendments, which are described in detail under Proposal 7 and which are being submitted for stockholder approval would become effective as of August 16, 1996, if approved.

         The 1989 Plan currently authorizes the award of 420,000 shares of Common Stock to be used for stock options, stock appreciation rights, restricted stock, and performance unit awards paid in Common Stock. One of the proposed amendments to the 1989 Plan, which is subject to stockholder approval, would increase the number of shares of Common Stock reserved for issuance under the 1989 Plan from 420,000 to 1,150,000 shares. The 1989 Plan also authorizes the award of 5% of any issuances of Common Stock after the date of adoption (other than issuances under the 1989 Plan) for awards paid in Common Stock (other than incentive stock options) under the 1989 Plan. If an award made under the 1989 Plan expires, terminates or is forfeited, cancelled or settled in cash, without issuance of shares of Common Stock covered by the award, those shares will be available for future awards under the 1989 Plan. The 1989 Plan is unlimited in duration and, unless it is modified or terminated, will remain in effect as long as any options, restricted stock awards, or performance unit awards remain outstanding.

         ADMINISTRATION. The 1989 Plan is administered by the Board of Directors of the Company. Subject to the provisions of the 1989 Plan, the Board of Directors has authority to select employees to receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions and provisions of such awards, to determine the value of performance units, and to cancel or suspend awards. In making such award determinations, the Board of Directors may take into account the nature of services rendered by the employee, his or her present and potential contribution to the Company's success and such other factors as the Board of Directors deems relevant. The Board of Directors is authorized to interpret the 1989 Plan, to establish, amend, and rescind any rules and regulations relating to the 1989 Plan, to determine the terms and provisions of any agreements made pursuant to the 1989 Plan and to make all other determinations that may be necessary or advisable for the administration of the 1989 Plan. The Board of Directors may delegate its authority under the 1989 Plan to the Compensation Committee.

         Each stock option, stock appreciation right, restricted stock award or performance unit award will be evidenced by an agreement containing such provisions not inconsistent with the 1989 Plan that the Board of Directors shall approve. The 1989 Plan has been amended so that in the event of a change in control, all stock options, stock appreciation rights, and restricted stock will automatically become fully exercisable and/or vested, and performance units may be paid out in such manner and amounts as determined by the Board of Directors. (Prior to such amendment, only stock options that had been outstanding for at least 6 months became fully vested upon a change in control.) A change of control is defined to include the acquisition by any person of 35% or more of the Company's Common Stock; a tender offer not approved by the Board during which the offeror is or becomes the owner of 35% or more of the Company's Common Stock, or as a result of which the offeror could become the owner of 35% or more of the Company's Common Stock unless the offer is withdrawn by 3 business days prior to its scheduled termination, or a change in the majority of the Board of Directors as a result of an election contest.

         PARTICIPATION. Key executives and managerial employees of the Company and its subsidiaries may be selected by the Board of Directors to receive awards under the 1989 Plan. In the discretion of the Board of Directors, an eligible employee may be a participant in the stock option, stock appreciation right, restricted stock award or performance unit award portion of the 1989 Plan or any combination thereof, and more than 1 award may be granted to an eligible employee. The second proposed amendment that is subject to stockholder approval would restrict the maximum number of shares of Common Stock with respect to which options or rights may be granted each calendar year to each employee to 500,000.

         STOCK OPTIONS. A Stock Option is an award that entitles the employee to purchase shares of Common Stock at a price fixed at the time the option is awarded. Stock options may be awarded under the 1989 Plan with an exercise price to be established by the Board of Directors at not less than 50% of the market value of the Common Stock on the date of the award or, if greater, the par value of the Common Stock. The 1989 Plan authorizes the award of both nonqualified stock options ("NQOs") and incentive stock options ("ISOs").
Under the 1989 Plan, an option may be exercised at any time during the exercise period established by the Board of Directors, except that (i) (except in the event of a change in control) no option may be exercised prior to the date an employee completes 6 continuous months of employment with the Company and its affiliated companies after the award is made; (ii) no NQO may be exercised more than 3 years after employment with the Company and its affiliated companies terminates by reason of death or retirement; and (iii) no ISO may be exercised more than 3 months after employment with the Company and its affiliated companies terminates by reason of death or retirement, or more than 1 year after termination by reason of disability. No option may be exercised after employment with the Company and its affiliated companies terminates for any reason other than the foregoing. The aggregate value (determined at the time of the award) of the Common Stock with respect to which ISOs are exercisable for the first time (determined according to the vesting schedule for such ISOs) by any employee during any calendar year may not exceed $100,000. The term of ISOs cannot exceed 10 years, and the exercise price for ISOs cannot be less than the market value of the Common Stock on the date of the grant. The exercise price of options may be paid in cash, or by any other consideration as the Board of Directors may permit, including Common Stock. Grants of options do not award any optionee any rights as a stockholder, and such rights will accrue only as to shares actually purchased through the exercise of an option. As amended by the Board of Directors effective August 16, 1996, and pursuant to changes under Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), the 1989 Plan permits limited transferability of NQOs, generally restricted to immediate family members of the employee.

         STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") are awards that may be granted in tandem with NQOs or ISOs and entitle the holder to receive an amount equal to the difference between the fair market value of a share of Common Stock at the time of exercise of the SAR and the option price, subject to the applicable terms and conditions of the tandem options. An SAR may be exercised at any time when the option to which it relates may be exercised and will terminate no later than the date on which the right to exercise the tandem option terminates. The Board of Directors has discretion to determine whether the exercise of an SAR will be settled in cash, in Common Stock (valued at its fair market value at the time of exercise), or in a combination of the two. The exercise of an SAR requires the surrender of the tandem option, and the exercise of a stock option requires the surrender of any tandem SAR.

         RESTRICTED STOCK. Restricted stock awards are grants of Common Stock made to employees subject to a required period of employment following the award (the "Restricted Period") and any other conditions established by the Board of Directors. An employee will become the holder of shares of restricted stock free of all restrictions if he or she completes the Restricted Period and satisfies any other conditions; otherwise, the shares will be forfeited. Under the 1989 Plan, the Restricted Period may not be less than 1 year nor more than 5 years. The employee will have the right to vote the shares of restricted stock and, unless the Board of Directors determines otherwise, the right to receive dividends on the shares. The employee may not sell or otherwise dispose of restricted stock until the conditions imposed by the Board of Directors have been satisfied. The Board of Directors may, in its discretion, substitute cash equal to the fair market value of Common Stock, determined as of the date of distribution, for some or all Common Stock otherwise required to be distributed to an employee.

         PERFORMANCE UNITS. Performance units are awards granted to employees who may receive a value for the units at the end of a performance period established by the Board of Directors if performance measures established by the Board of Directors at the beginning of the performance period are met. Under the 1989 Plan, a number of performance units will initially be assigned by the Board of Directors, and the number of units actually earned will be contingent on future performance of the Company or the holder's subsidiary, division or department over the performance period in relation to the established performance measures. Although the performance measures and performance period will be determined by the Board of Directors at the time of the award of performance units, they may be subject to such later revision as the Board of Directors deems appropriate to reflect significant events or changes. The Board of Directors may state the value of performance units when awarded in Common Stock or in cash and in either case may pay awards when earned wholly in shares of Common Stock, wholly in cash, or in a combination of the two. The Board of Directors may make such performance unit adjustments as it deems appropriate with respect to an employee whose employment terminates prior to the end of a performance period.

         ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, split, spin-off, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares with respect to which awards may be made under the 1989 Plan, and the terms and the number of shares of any outstanding option, SAR, performance unit, or restricted stock, may be equitably adjusted by the Board of Directors in its sole discretion.

         AMENDMENT. The 1989 Plan may be suspended, terminated, or amended in any way by the Board, provided that, in the absence of shareholder approval, no amendment of the 1989 Plan or action of the Board of Directors may increase the total number of shares of Common Stock with respect to which awards may be made under the 1989 Plan (except as discussed in "Adjustments" above). No amendment, suspension or termination of the 1989 Plan may alter or impair any option, SAR, share of restricted stock or performance unit previously awarded under the 1989 Plan without the consent of the holder thereof.

         FEDERAL INCOME TAX CONSEQUENCES. Under present federal income tax laws, awards granted under the 1989 Plan will have the following tax consequences:

         The grant of an NQO, ISO, SAR, restricted stock, or performance unit award will generally not result in taxable income to the employee at the time of the grant, and the Company will not be entitled to a deduction at that time.

         An employee generally will realize taxable ordinary income, at the time of exercise of an NQO, in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction.

         The exercise of an ISO generally will not result in taxable income to the employee, nor will the Company be entitled to a deduction at that time. Generally, if the employee does not dispose of the stock during the applicable holding period, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the employee as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes. If the holding period requirements are not met, the employee will generally realize taxable ordinary income, and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price.

         Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the employee as ordinary income, and the Company will be entitled to a corresponding deduction.

         The fair market value of restricted stock generally will be taxable to the employee as ordinary income at the time the restrictions lapse, and the Company will be entitled to a corresponding deduction. Dividends received by an employee during the restricted period will be taxable to the employee as ordinary income and will be deductible by the Company.

         The amount of cash or the fair market value of shares received in payment of performance units will be taxable to the employee as ordinary income at the time of payment, and the Company will be entitled to a corresponding deduction.

         Any payment, or acceleration of the payment, of awards under the 1989 Plan because of a change in control may cause part or all of the amount paid to be treated as a "parachute payment" under the Internal Revenue Code, which may subject the employee to a 20% excise tax and which may not be deductible by the Company.

         All taxable income recognized by an employee under the 1989 Plan is subject to applicable tax withholding which may be satisfied, with the consent of the Board of Directors, through the surrender of shares of Common Stock that the employee already owns, or to which the employee is otherwise entitled under the 1989 Plan. In addition, under the 1989 Plan, as amended, the Company has the right to deduct from all amounts paid in cash upon the exercise of a stock option or SAR or in connection with an award of restricted stock or performance units under the 1989 Plan any taxes required by law to be withheld with respect to such cash payments. If an optionee is entitled to receive shares of Common Stock pursuant to the exercise of a stock option or an SAR or with respect to an award of performance units pursuant to the 1989 Plan, the Company has the right to require the optionee to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
         The Company's compensation programs are designed to help attract and retain qualified and motivated executive officers who will provide the leadership required to achieve the Company's strategic goals. One of those goals is sustaining long-term value growth for stockholders.

         Executive officers of the Company are compensated primarily through base salaries, annual bonuses and long- term, equity-based incentives. Compensation derived from the last two categories is directly tied to corporate performance. It is the Committee's philosophy that a significant percentage of total executive compensation be provided through performance-based bonuses and long-term incentives. It is the intention of the Committee that executive compensation not exceed the annual deduction limitation imposed on compensation to certain executive officers by Section 162(m) of the Internal Revenue Code. Executive compensation by the Company historically has not approached the $1,000,000 limitation.

         Salaries for executive officers are reviewed by the Committee annually. Increases are based on evaluations of the officers' past and projected contributions to the Company and changes in competitive pay levels. It is the Company's policy to target the median salary levels of comparable companies, after taking into consideration the relative scope of responsibility and experience of each executive officer. Typically, several sources of information regarding prevailing salary levels in the paper and gypsum industries are considered. Peer companies are selected on the basis of similarities in lines of business and size. Some peer companies, because they are privately owned, are not included in the industry index shown in the stock price performance graph that appears later in this proxy statement.

         During the fiscal year ended June 30, 1996, the Board of Directors of the Company approved a one year extension of the Amended and Restated Target Bonus Plan, which is subject to annual approval and extension by the Board. Under the plan, executive officers and other key salaried employees may be eligible for bonuses. Each individual participant's eligibility for a bonus is based upon actual performance against a budgetary target approved by the Board. If actual results are 100% of the budgetary target, the participant is entitled to a standard bonus, which equals a standard bonus percentage preset for that individual by the Board multiplied by his base salary. If actual results exceed 80% of the budgetary target, but are less than 100% of the budgetary target, the participant is entitled to a fraction of his standard bonus. The numerator of the fraction is the number of percentage points that the percentage of actual performance to budgetary target exceeds 80% and the denominator is 20. If actual results exceed 100% of the budgetary target, the participant is entitled to a bonus equal to his standard bonus multiplied by the percentage of actual performance to budgetary target, up to a preset maximum formula bonus. The Committee may recommend and the Board may approve discretionary increases to bonuses as well as bonuses in excess of the maximum formula bonus amount, under the plan.

         For the fiscal year ended June 30, 1996, the budgetary target for participants with corporate-wide responsibility was budgeted earnings per share for the Company. The budgetary targets for other participants were budgeted divisional or facility operating profits, depending on the scope of the participant's responsibility. The standard bonus percentages during fiscal year 1996 ranged from 15% to 50% for executive officers and from 10% to 20% for other key employees. The maximum formula bonus for each participant was fixed at 130% of his standard bonus. With respect to fiscal 1996, the committee and the Board exercised their discretionary authority to increase the bonuses granted to certain Participants in the plan, including certain executive officers. In some cases, bonuses were increased in excess of the maximum formula bonus amount. Such increased bonuses were approved in certain situations where actual performance exceeded 130% of the budgetary target or where other accomplishments achieved by the affected participants justified such approval.

         Under the Company's 1989 Long-Term Incentive Plan, annual grants of stock options are made to executive officers and other key salaried employees to retain such persons and to motivate them to sustain and improve long-term stock market performance. Stock options are granted at the prevailing market value and have value to the holders only if the Company's stock price increases. Typically, grants become exercisable in four equal annual increments. Although no specific targets have been set, the Company encourages its executives to acquire, through stock options granted over a period of several years, holdings in the Company that are significant in relation to their base salaries. The number of options granted to key salaried employees and to executives at a given level of responsibility are the same, with executives at higher levels of responsibility receiving larger grants. In fiscal 1996, the Chief Executive Officer and the Executive Vice President were granted options to purchase 10,000 shares, each Vice President was granted an option to purchase 4,000 shares and the Controller was granted an option to purchase 3,000 shares.

         With respect to the fiscal year ended June 30, 1996, Mr. Simpson, Chief Executive Officer of the Company, was paid a base salary of $245,673 and a formula bonus of $175,000, or 71% of his base salary. The bonus paid to Mr. Simpson reflects the level of profitability of the Company during the fiscal year. Actual earnings per share for fiscal year 1996 ($1.40) were 140% of the budgetary target approved by the Board of Directors for Mr. Simpson and a new record for annual earnings per share for the Company. Mr. Simpson's base salary for the fiscal year included an 11% increase over the previous fiscal year. The Committee approved this increase, primarily due to the extraordinary improvements in the Company's operating results from 1992 through 1995. Based on the information available to it, the Committee also believed that Mr. Simpson's base salary was consistent with salaries being paid to chief executive officers of comparable companies. During fiscal year 1996, Mr. Simpson was granted an option to purchase 10,000 shares of the Company's Common Stock at $12.00 per share, the closing market price on the date of grant, under the Company's 1989 Long-Term Incentive Plan.

                                        COMPENSATION COMMITTEE

                                        David B. Yarbrough, Chairman
                                        Robert F. Sexton
                                        L. L. Wallace

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Compensation Committee of the Company's Board of Directors during the year ended June 30, 1996 (i) was an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries or (iii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Securities and Exchange Commission Regulation S-K. During the year ended June 30, 1996, there existed no interlocking relationships involving the executive officers, directors or Compensation Committee members of the Company and the executive officers, directors or compensation committee members of any other entity.

SUMMARY COMPENSATION TABLE

         The following table provides a summary of the compensation provided to the named executive officers of the Company for the three fiscal years ended June 30, 1996.

                                                                                              Long Term Compensation
                                                                                            --------------------------

                                         Annual Compensation                            Awards               Payouts
                           ---------------------------------------------           ----------------          -------


                                                                Other                        Securities                  All Other
         Name and                                               Annual       Restricted      Underlying                  Compensa-
        Principal                                 Bonus        Compen-         Stock          Options         LTIP          tion
         Position          Year      Salary        (1)        sation(2)        Award             (3)         Payouts         (4)
         --------          ----      ------      -------      ---------        -----         ----------      -------   -------------
 Phil Simpson              1996    $245,673      $175,000        $ -            $ -            10,000          $ -        $ 24,481
 Chairman, President       1995    $224,976      $123,750        $ -            $ -            10,000          $ -        $ 15,183
 and Chief Executive       1994    $200,581      $ 96,270        $ -            $ -            10,000          $ -        $ 23,972
 Officer

 Stephen L. Gagnon         1996    $137,404      $ 98,000        $ -            $ -            10,000          $ -        $ 21,701
 Executive Vice            1995    $126,521      $ 80,000        $ -            $ -            10,000          $ -        $ 16,465
 President                 1994    $123,915      $ 60,000        $ -            $ -            58,000          $ -        $ 17,699

 Todd T. Brown             1996    $113,308      $ 53,420        $ -            $ -            4,000           $ -        $ 18,973
 Vice President            1995    $110,324      $ 30,875        $ -            $ -            4,000           $ -        $ 14,043
 Paperboard Operations     1994    $ 99,248      $ 26,930        $ -            $ -            4,000           $ -        $ 12,581

 Geary D. Cribbs Vice      1996    $ 94,135      $ 47,025        $ -            $ -            4,000           $ -        $ 18,284
 President Gypsum          1995    $ 90,637      $ 58,125        $ -            $ -            4,000           $ -        $ 13,498
 Operations                1994    $ 80,781      $ 50,000        $ -            $ -            4,000           $ -        $ 10,141

 Larry N. Montague(5)      1996    $113,308      $ 44,392        $ -            $ -            4,000           $ -        $ 15,313
 Vice President            1995    $110,308      $ 38,375        $ -            $ -            4,000           $ -        $ 14,794
 Paperboard Sales          1994    $ 98,581      $ 31,669        $ -            $ -            4,000           $ -        $ 11,997


(1) Bonuses earned with respect to a fiscal year are shown for that year, even if they were not paid until after the end of the fiscal year.

(2) In each case, perquisites and other personal benefits were less than 10% of the total of annual salary and bonus reported.

(3) Represents stock covered by stock options granted to the named persons pursuant to the Company's 1989 Long-Term Incentive Plan. No tandem or freestanding stock appreciation rights were granted.

(4) During 1996, the components of "All Other Compensation" were as follows: (a) employer contributions to the Company's Employee Stock Ownership Plan, Mr. Simpson - $11,116, Mr. Gagnon - $11,131, Mr. Brown -$10,848, Mr. Cribbs - $11,116 and Mr. Montague - $11,131; (b)
         employer contributions to the Company's 401(k) Plan, Mr. Simpson - $13,365, Mr. Gagnon - $9,690, Mr. Brown - $8,125, Mr.

         Cribbs - $7,168 and Mr. Montague - $4,182; and (c) that portion of employer payment of premiums for term life insurance for the benefit of executive officers, Mr. Gagnon - $880.

(5)      Mr. Montague resigned from the Company effective August 10, 1996.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides a summary of individual grants of stock options under the Company's 1989 Long-Term Incentive Plan made during the year ended June 30, 1996 to each of the named executive officers.

                                                                                               Potential Realizable Value
                                                                                                at Assumed Annual Rates
                                                                                                     of Stock Price
                                                                                                      Appreciation
                                             Individual Grants                                       for Option Term
  -------------------------------------------------------------------------------------        -------------------------
                            Number of
                            Securities      % of Total
                            Underlying       Options
                             Options        Granted to     Exercise or
                             Granted       Employees in    Base Price      Expiration
                               (1)         Fiscal Year       ($/Sh)           Date             5% (3)             10% (4)
                             -------       -----------     ----------       --------         ----------         -----------
 Phil Simpson               10,000 (2)         13%           $12.00         10-26-00          $33,200             $ 73,300

 Stephen L. Gagnon          10,000 (2)         13%           $12.00         10-26-00          $33,200             $ 73,300

 Todd T. Brown              4,000 (2)           5%           $12.00         10-26-00          $13,288             $ 29,320

 Geary Cribbs               4,000 (2)           5%           $12.00         10-26-00          $13,280             $ 29,320

 Larry N. Montague(5)       4,000 (2)           5%           $12.00         10-26-00          $13,280             $ 29,320

(1)      No tandem or freestanding stock appreciation rights were granted.

(2) Incentive stock options, which become cumulatively exercisable in equal annual installments of 25% on the first, second, third and fourth anniversaries of the grant date.

(3) Based on an assumed stock price of $15.32 per share on October 26, 2000, which date is the expiration date for the options granted during fiscal year 1996.

(4) Based on an assumed stock price of $19.33 per share on October 26, 2000, which date is the expiration date for the options granted during fiscal year 1996.

(5)      Mr. Montague resigned from the Company effective August 10, 1996.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

         The following table provides a summary of exercises of stock options during the fiscal year ended June 30, 1996 by each of the named executive officers and the fiscal year-end value of unexercised stock options held by such persons.

                                                                Number of Securities
                                                               Underlying Unexercised          Value of Unexercised
                                                                     Options at               In-the-Money Options at
                                                                 June 30, 1996 (1)                 June 30, 1996
                                                            ---------------------------      -------------------------

                               Shares
                              Acquired
                                 on            Value                          Unexer-                         Unexer-
           Name               Exercise        Realized      Exercisable       cisable       Exercisable       cisable
           ----               --------        --------      -----------       -------       -----------       -------
 Phil Simpson                   5,000         $15,313            0            22,500         $      0        $ 86,250

 Stephen L. Gagnon              2,250         $16,594          31,000         52,750         $175,406        $245,656

 Todd T. Brown                  4,250         $41,094          3,000           9,750         $ 15,500        $ 40,969

 Geary D. Cribbs                8,563         $72,122            0             9,750         $      0        $ 40,969

 Larry N. Montague(5)            799          $ 7,766          6,148           9,750         $ 43,213        $ 40,969

(1) No tandem or freestanding stock appreciation rights were outstanding at June 30, 1996.

(5)      Mr. Montague resigned from the Company effective August 10, 1996.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         None of the executives named in the Summary Compensation Table has an employment contract with the Company. The Company has established the Key Employee Continuation Plan (the "Continuation Plan") to encourage the continued retention and dedication of key employees. Each of the Company's executive officers is a participant. The Continuation Plan provides for a severance payment by the Company to a participant in the event of a change in control of the Company followed by his termination within 1 year thereafter (other than for cause, disability, death, retirement or voluntary resignation). The payment will equal the employee's average annual cash compensation for the 5 years (or portions thereof that he was employed by the Company) preceding the change in control multiplied by 150% in the case of Mr. Simpson and Mr. Gagnon and 100% in the case of each other executive.

OTHER EXECUTIVE COMPENSATION MATTERS

         During the year ended June 30, 1996, the Company made no performance unit or other awards to the executives named in the Summary Compensation Table under any plan or arrangement providing for compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, except the stock options described above, and no such other awards were outstanding as of June 30, 1996.

         The Company does not maintain a defined benefit or actuarial plan in which its executive officers participate.

         During the year ended June 30, 1996 the Company did not adjust or amend the exercise price of stock options or stock appreciation rights previously awarded to any of the executives named in the Summary Compensation Table.

PERFORMANCE GRAPH

         The following line graph compares the five-year cumulative total stockholder return, assuming reinvestment of dividends, on the Company's Common Stock with the cumulative total return of (i) Standard & Poor's 500 Stock Index and (ii) the Dow Jones Paper Products Index, for the period from June 30, 1991 through June 30, 1996, assuming an investment of $100 in the Company's Common Stock and each such index as of June 30, 1991.


                    [GRAPH SHOWING COMPARISON OF FIVE-YEAR
                           CUMULATIVE TOTAL RETURN]



TABLE SHOWING TABLULAR PRESENTATION OF GRAPH

                                                   Cumulative Total Return
                                          --------------------------------------
                                          6/91   6/92   6/93   6/94   6/95  6/96

REPUBLIC GROUP INC                RGC     100    154    226    275    308   450

S & P 500                         I500    100    113    129    131    165   208

DOW JONES PAPER PRODUCTS          IPAP    100    102    105    106    152   140

                             PROPOSED AMENDMENTS TO
                     RESTATED CERTIFICATE OF INCORPORATION

                                    GENERAL

         In January 1996, the Board of Directors of the Company appointed a Stockholder Protection Committee to study and evaluate the potential vulnerability of the Company's stockholders to the threat of unfair or coercive takeover tactics, to evaluate the range of possible responses to any such threat, and to recommend to the Board of Directors such measures, if any, believed by the Stockholder Protection Committee to be a reasonable response to any such threat. The Stockholder Protection Committee recommended to the Board of Directors, and the Board of Directors unanimously approved and recommends to the Company's stockholders for their approval, the amendments to the Company's Certificate of Incorporation described in Proposals 2 through 5 set forth below.

         Proposals 2 through 5 involve related amendments to the Company's Certificate of Incorporation designed to assist the Company's stockholders in obtaining fair and equitable treatment in the event of a takeover of the Company. These Proposals include (i) the addition of a "fair price" provision to the Company's Certificate of Incorporation that regulates business combinations with any person or group beneficially owning 15% or more of the Company's Common Stock, including a voting requirement of 66-2/3% of the total voting power of all outstanding voting shares of the Company (excluding shares held by such 15% stockholder or group of stockholders) for a business combination, unless the business combination is approved by a majority of the Company's Continuing Directors (as defined below) or satisfies certain minimum price and procedural requirements; (ii) the addition to the Certificate of Incorporation of a provision requiring that stockholder action be taken at annual or special meetings of stockholders and not by written consent; (iii) the addition of a 66-2/3% voting requirement (as described below) to amend, alter or repeal the Company's Bylaws through stockholder action; and (iv) a 66-2/3% voting requirement (as described below) in order to amend, alter or repeal the proposed amendments to the Certificate of Incorporation that are adopted, as well as the amendment adopted pursuant to this Proposal.

         Proposal 6 relates to an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 35,000,000. The purpose of Proposal 6 is to ensure the availability of Common Stock for possible issuance in the future pursuant to the Company's Rights Plan dated May 1, 1996 (the "Rights Plan"), in connection with the Company's employee benefit plans and for other purposes. The Board of Directors unanimously approved and recommends to the Company's stockholders for their approval the amendment described in Proposal 6.

         Proposals 2 through 6 (the "Amendments") are not in response to any effort, of which the Company is aware, to accumulate the Company's Common Stock or to obtain control of the Company. The Board of Directors has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights, and partial tender offers and the related use of "two-tiered" pricing. The Board of Directors believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and on incomplete information and, therefore, can be highly disruptive to a corporation as well as result in unfair differences in treatment of stockholders who act immediately in response to announcement of takeover activity and those who choose to act later, if at all.

         Presently, a high proportion of publicly-traded corporations have in place stockholder rights plans and other defensive measures designed to reduce the vulnerability of the corporation to an unsolicited proposal for a takeover that does not contemplate the acquisition of all outstanding shares or an unsolicited proposal for the restructuring or sale of all or part of the corporation. While the Board of Directors of the Company recently adopted the Rights Plan designed to act as a first line of defense against abusive and coercive takeover tactics and added to the Company's Bylaws an advance notice requirement for stockholder action and director nominations, the Board does not believe that these measures and applicable statutory provisions under Delaware law will necessarily provide adequate protection for minority stockholders without adoption of the Amendments. While the validity of stockholder rights plans have generally been upheld by the Delaware courts and the Company's Rights Plan is typical of rights plans commonly in use, it is possible that a court could rule the Rights Plan invalid or order the redemption of the rights thereunder or that the Board of Directors might elect to redeem the rights under certain circumstances. In those situations, an acquiror could acquire a majority of the outstanding shares of the Company and then attempt to engage in actions or transactions that might be detrimental to the interests of minority stockholders. The Rights Plan, and as discussed below, Delaware statutory provisions, may not offer adequate protection against stockholders' receiving inadequate consideration in a second-stage transaction effected by a person who has gained control of the Company, against stockholders' being coerced into selling their shares to avoid being left as minority stockholders, or against changes in the Board of Directors, Certificate of Incorporation or Bylaws being effected by a person who has acquired a majority of the outstanding shares without a meeting of all the stockholders being held.

         While the Amendments, individually and collectively, particularly when taken together with the Company's Rights Plan and the advance notice provisions recently added to the Company's Bylaws, give added protection to the Company's stockholders, they may also have the effect of making more difficult and discouraging a merger, tender offer or proxy fight, even if such transaction or occurrence may be favorable to the interests of some or all of the Company's stockholders. The Amendments also may delay the assumption of control by a holder of a large block of the Company's Common Stock and the removal of incumbent management, even if such removal might be beneficial to some or all of the stockholders. Furthermore, the Amendments may have the effects of deterring or could be utilized to frustrate certain types of future takeover attempts that are not approved by the incumbent Board of Directors, but that the holders of a majority of the Company's shares of Common Stock may deem to be in their best interests or in which some or all of the stockholders may receive a substantial premium over prevailing market prices for their stock.
By having the effect of discouraging takeover attempts, the Amendments also could have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of the Company's Common Stock that often result from actual or rumored takeover attempts.

         The Board of Directors recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's stockholders but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of Proposals 2 through 6. The Board of Directors further believes that it is preferable to act on the proposed Amendments when they can be considered carefully rather than during an unsolicited bid for control.

         Under Delaware law, each of the proposed Amendments to the Company's Certificate of Incorporation described in Proposals 2 through 6 requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock entitled to vote at the Annual Meeting. All of the proposals are permitted by law and are consistent with the rules of the New York Stock Exchange (the "NYSE") on which the Company's shares of Common Stock are listed. If stockholders approve any or all of the Amendments, the Company will file an amendment to the Certificate of Incorporation of the Company that reflects the amendments which have been approved with the Secretary of State of the State of Delaware. Each of the Amendments adopted would be expected to become effective on or about October 25, 1996. Each of the Amendments adopted by the Company's stockholders will become effective regardless of whether any of the other Amendments to be acted upon at the meeting is adopted.

         The full text of each Amendment for which approval is sought in Proposals 2 through 6 is set forth in EXHIBIT A to this Proxy Statement, and the following summaries of such Amendments are qualified in their entirety by reference to EXHIBIT A. Stockholders are urged to read carefully the following description and discussion of the proposed Amendments and EXHIBIT A to this Proxy Statement before voting on the Amendments.


                          EXISTING PROTECTIVE MEASURES

         In addition to the proposed Amendments to the Certificate of Incorporation, the Company's Rights Plan and existing provisions of the Company's Certificate of Incorporation, Bylaws and Delaware law may have the effect of making more difficult and discouraging, to varying degrees and in various circumstances, an attempt to acquire control of the Company without approval by the Board of Directors, even if such transaction or occurrence may be favorable to the interests of some or all of the Company's stockholders.

RIGHTS PLAN

         In general, the Rights Plan is designed to deter tender offers and other takeover bids that employ abusive and coercive tactics or that are otherwise not in the best interests of stockholders by subjecting the acquiring person to an unacceptable level of dilution of its stock ownership interest if such ownership exceeds a certain level (15% in the case of the Company's Rights
Plan). The effect of the Rights Plan is to encourage prospective purchasers to bring their proposals to the Board of Directors so that those proposals may be evaluated and, if appropriate, negotiated by the Board of Directors, which must exercise its judgment in this area subject to the fiduciary standards imposed by Delaware law in such situations. The Board may allow a proposal to proceed by redeeming the rights.

         On April 30, 1996, the Board of Directors of the Company declared a dividend distribution of one common stock purchase right ( a "Right") for each outstanding share of Common Stock of the Company. The distribution was paid on May 16, 1996 to the Stockholders of record at the close of business on such date. Each Right entitles the holder to purchase from the Company one share of Common Stock at a price of $45 per share of Common Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and UMB Bank, N.A., as Rights Agent (the "Rights Agent"). A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to the Company's Form 8-K dated May 21, 1996. A copy is also available from the Rights Agent.

         Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (other than the Company, any wholly-owned subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, any entity holding shares of Common Stock for or pursuant to the terms of any such plan or any Exempt Person (as described below) (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Stock, or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of May 16, 1996, by such Common Stock certificates with a copy of this Summary of Rights attached thereto. (An Exempt Person includes any of Phil or Lorraine Simpson, their descendants and their descendants' spouses, trusts or estates for any of their benefits, partnerships, corporations or other entities 80%-owned by any of them.)

         The Rights are not exercisable until the Distribution Date. Prior to the Distribution Date, the Rights will be transferred with and only with the Common Stock. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of shares of Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights. The Rights will expire on May 16, 2006, unless the final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company as described below.

         Subject to certain exchange rights that may be exercised by the Board of Directors, in the event that any person or group of affiliated or associated persons becomes an Acquiring Person (a "Triggering Event"), each holder of a Right (other than Rights held by the Acquiring Person (which become void) thereafter has the right to purchase that number of shares of Common Stock (valued at fair market value on the date of purchase) equivalent to two times the Purchase Price. If, upon the occurrence of a Triggering Event, the Company does not have sufficient Common Stock available under its Certificate of

Incorporation to issue such shares, the Company would satisfy its obligations, in whole or in part, through the issuance of fractional shares of Preferred Stock having the same economic value and voting rights as shares of Common Stock. In the event that the Company were acquired in a merger or other business combination transaction, or more than 50% of its consolidated assets or earning power were sold after a person or group has become an Acquiring Person, each holder of a Right thereafter would have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the Acquiring Person having a market value of two times the exercise price of the Right.

         At any time prior to such time as any person or group becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but, not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights terminates, and the holders of the Rights receive the Redemption Price.

         At any time after any person or group becomes an Acquiring Person, the Board of Directors may exchange all or part of the outstanding and exercisable Rights (other than Rights held by an Acquiring Person), for Common Stock at an exchange ratio of one share of Common Stock per Right, as may be adjusted from time to time to reflect any stock split, stock dividend or similar transaction (the "Exchange Right"). Notwithstanding the above, the Board of Directors may not exercise the Exchange Right after any person, together with any associate or affiliate of such person, has become the beneficial owner of 50% or more of the voting power of the shares of Common Stock. Immediately upon the action of the Board of Directors ordering the exchange of the Rights, the right to exercise the Rights terminates and the holders of Rights receive that number of shares of Common Stock equal to the number of Rights held by such holders multiplied by the exchange ratio.

         Until a Right is exercised, the holder thereof has no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

SECTION 203 OF DELAWARE GENERAL CORPORATION LAW

         Section 203 prohibits certain "Business Combination" (as defined in
Section 203) transactions between a publicly-held Delaware corporation, such as the Company, and any "Interested Stockholder" (as defined in Section 203) for a period of three years after the date the Interested Stockholder became an Interested Stockholder, unless (a) prior to the Interested Stockholder becoming an Interested Stockholder, either the proposed Business Combination or the proposed acquisition of stock which would make such Interested Stockholder an Interested Stockholder was approved by that corporation's board of directors;
(b) in the same transaction in which the Interested Stockholder becomes an Interested Stockholder, the Interested Stockholder acquires at least 85% of the voting stock of that corporation (excluding shares owned by directors who are also officers and certain shares held in employee stock plans); or (c) the Interested Stockholder obtains approval of the business combination by the corporation's board of directors and the holders of 66-2/3% of the corporation's outstanding voting stock other than any shares of voting stock held by the Interested Stockholder.

         For purposes of Section 203, an "Interested Stockholder" is any person that (a) beneficially owns 15% or more of the outstanding voting stock of the Company or (b) is an affiliate or associate of the Company and at any time within the preceding three-year period was the beneficial owner of 15% or more of the outstanding voting stock of the Company, together, in each case, with the affiliates and associates of such person. Phil Simpson is not an Interested Stockholder under Section 203 because his shares were owned prior to the effective date of Section 203 and he has continued to own in excess of 15% of the outstanding shares since that date.

         It should also be noted that Phil Simpson, who currently beneficially owns 19.3% of the Company's outstanding Common Stock, is both a director and officer of the Company and, accordingly, his shares would be excluded from the test in determining whether an Interested Stockholder had acquired 85% of the voting stock of the Company for purposes of the exclusion from Section 203. However, there can be no assurance that Mr. Simpson would remain as both a director and officer, and, if he did not hold both such positions, his ownership position would be sufficient to prevent an Interested Stockholder from availing itself of the exclusion relating to acquisition of 85% of the voting stock of the Company.

         The "Business Combination" transactions to which Section 203 applies include: (a) any merger or consolidation of the Company or any of its majority-owned subsidiaries with an Interested Stockholder or any other corporation if the merger or consolidation is caused by the Interested Stockholder; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Company, to the Interested Stockholder, of assets of the Company or any of its majority-owned subsidiaries having an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company and its subsidiaries or of all the outstanding stock of the Company; (c) any issuance or transfer of stock of the Company or any of its majority-owned subsidiaries to the Interested Stockholder except (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Company or any of its majority-owned subsidiaries, which securities were outstanding prior to the time that the Interested Stockholder became an Interested Stockholder;
(ii) pursuant to a dividend or distribution paid or made, for the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Company or its majority- owned subsidiaries, which security is distributed pro rata to all holders of a class or series of stock of such Company subsequent to the time the Interested Stockholder became an Interested Stockholder; (iii) pursuant to an exchange offer by the Company to purchase stock made on the same terms to all holders of such stock; or (iv) any other issuance or transfer of stock by the Company; provided however, that in no case under (ii) to (iv) above may there be an increase in the Interested Stockholder's proportionate share of the Company's outstanding capital stock;
(d) any transaction involving the Company or any of its majority-owned subsidiaries that has the effect of increasing the Interested Stockholder's percentage ownership interest in the Company's capital stock, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused by the Interested Stockholder; and (e) any loan or other financial benefit provided by or through the Company or any of its majority-owned subsidiaries to the Interested Stockholder, except proportionately as a stockholder of such Company.

         The terms "beneficially own," "affiliate" and "associate" have substantially the same meanings under Section 203 as under the Fair Price Amendment, which is discussed in detail below.

         As is the case with the Rights Plan, Section 203 encourages persons interested in acquiring the Company to negotiate in advance with the Board of Directors because the special stockholder voting requirement imposed by Section 203 can be avoided if such person, prior to acquiring 15% of the Company's voting stock, obtains the approval of the Board of Directors for such stock acquisition or for the proposed business combination transaction. In addition,
Section 203 assists in preventing certain of the potential inequities inherent in "two-tier" business combination transactions. Under Section 203, any merger, consolidation or similar transaction following a partial tender offer that has not been approved by a majority of the Board of Directors requires approval by the holders of at least 66-2/3% of the remaining shares of stock (unless the acquiror obtains 85% or more of the Company's voting stock (other than excepted shares as discussed above) in such partial tender offer). Furthermore, Section 203 tends to discourage the accumulation of large blocks of stock by third parties, which the Board believes can be disruptive to the stability of the Company's relationships with its employees, customers and major lenders, because the acquiror would run the risk of being required to wait three years to eliminate the Company's remaining public stockholders if it could not obtain the special two-thirds stockholder vote.

PREFERRED STOCK

         The Company's Certificate of Incorporation has since 1978 authorized the Board of Directors to issue shares of Preferred Stock having such rights, preferences and privileges as designated by the Board of Directors without stockholder approval. There are currently 487,410 authorized but unissued shares of Preferred Stock. Such authorized and unissued Preferred Stock could be used by the Board of Directors for defensive purposes, including the issuance of shares having special privileges or rights to third parties, which may have the effect of delaying or discouraging an attempt to acquire control of the Company. The Company has filed a certificate of designation that designates 94,500 of such shares of Preferred Stock for issuance under the Company's Rights Plan in the event that upon the occurrence of a Triggering Event (as defined above under the caption "Rights Plan"), the Company has insufficient shares of Common Stock available to satisfy its obligations under the Rights Plan.

STOCKHOLDER NOTICE PROVISIONS

         In connection with the Board of Directors' approval and submission to the stockholders of the stockholder meeting provisions described in Proposal 3 below , the Board of Directors amended the Company's Bylaws to require no less than 60 and no more than 120 days' advance notice to the Company (referred to herein as the "Notice" provisions) with respect to the nomination, other than by or at the direction of the Board or by any nominating committee or person appointed by the Board, of candidates for election as directors. The Notice provisions also require similar advance notice with respect to actions proposed by a stockholder of the Company to be effected at an annual or special meeting of stockholders. These Notice provisions were unanimously approved by the Board of

Directors of the Company and are contained in the Company's Bylaws. Such provisions do not require stockholder approval and, consequently, are presently in effect.

         The Notice provisions require that stockholders proposing to nominate one or more persons for election as directors or proposing other stockholder actions at a stockholder meeting (whether annual or special) provide the Company with advance written notice at least 60 and no more than 120 days prior to the scheduled stockholder meeting. The written notice must contain certain information regarding (a) the stockholder, including the stockholder's name and address as well as the class and number of shares of capital stock of the Company that are beneficially owned by the stockholder; (b) if applicable, the director nominee, including the name, age, business and residence address of the director nominee, the principal occupation or employment of the director nominee and the class and number of shares of capital stock of the Company that are beneficially owned by the nominee; (c) if applicable, the stockholder proposal, including a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; and (d) such other information relating to the stockholder, the director nominee and/or the proposed business to be brought before the meeting that would be required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission.

         Because the Notice provisions require a bidder to provide advance notice of measures intended to further a hostile takeover attempt, the bidder may lose an element of surprise with respect to such measures. Consequently, the Board of Directors would have a greater opportunity to devise and employ methods to respond to such an attempt, should it determine that the bid is not in the best interest of the Company and its stockholders. Therefore, the notice provisions could have the effect of tending to make more difficult or discouraging persons from initiating hostile takeover attempts against the Company.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Company has since July 1, 1979 maintained an Employee Stock Ownership Plan (the "ESOP") for salaried employees under which contributions are made by the Company and its subsidiaries in the amounts determined annually by the Board of Directors and the boards of directors of its subsidiaries. The purpose of the ESOP is to attract and retain qualified personnel and motivate such personnel to achieve long-range goals. At August 30, 1996, approximately 160 salaried employees participated in the ESOP, and the ESOP held approximately 3.6% of the Company's outstanding Common Stock. The ESOP trustee is Texas Commerce Bank, N.A. (the "Trustee").

         Company contributions under the ESOP may be made in cash, shares of Common Stock or other property. Company contributions are allocated among the participants' "Company Stock Accounts" based upon their compensation. All contributions are invested in Common Stock of the Company.

         Although the Company is not aware of any plans to do so, the Company's ESOP could become highly leveraged because it is permitted to borrow up to 100% of the cost of acquiring the Company's securities. Currently, there is no outstanding ESOP debt. The

ESOP could borrow such funds directly from a lender, usually with the Company guaranteeing the loan, or the Company could borrow the funds from a lender and, in turn, loan the funds to the ESOP. The Company is permitted to make annual tax-deductible contributions to the ESOP, which are used by the ESOP to repay the loan, up to a maximum amount of 25% of the compensation of the ESOP participants, plus all interest due on the ESOP loan. Dividends paid on Common Stock also may be used to repay the loan.

         Loan proceeds could be used by the ESOP to acquire a large block of Common Stock that would be held by the ESOP and allocated to participants' Company Stock Accounts during the period in which the loan is repaid. The Trustee of the ESOP has voting power over unallocated shares of Common Stock. Shares of Common Stock could be purchased in the open market or directly from the Company. Newly issued shares would dilute the voting and economic rights of the Company's other stockholders. In addition, subject to fiduciary considerations applicable to the ESOP, shares held by the ESOP might be voted in favor of management or against a proposal sponsored by a person seeking to take control of the Company or might not be tendered pursuant to a hostile tender offer in the event of a hostile takeover attempt of the Company. Thus, under certain circumstances, the ESOP has the potential effect of making more difficult or deterring a third party attempt to acquire control of the Company.


                               PROPOSAL NUMBER 2
                              FAIR PRICE AMENDMENT

         Proposal 2 of the Amendments provides for the addition to the Company's Restated Certificate of Incorporation of a "fair price" provision (the "Fair Price Amendment"). The Fair Price Amendment would require the satisfaction of certain minimum price and procedural requirements by any party who, together with its Affiliates or Associates (as defined below), acquires more than 15% of the Company's Common Stock, (as further defined below, an "Interested Stockholder"), and then seeks to effectuate a merger or other business combination or other transaction that would eliminate or could significantly change the interests of the remaining stockholders, unless such business combination or other transaction were approved by a majority of the Company's Continuing Directors (as defined below) or by the vote of the holders of not less than 66-2/3% of the total voting power of the outstanding shares of the Company (excluding shares owned by such Interested Stockholder and any of its Affiliates or Associates).

         The Board of Directors has observed that it has become relatively common in corporate takeover transactions for a third party to pay cash to acquire a substantial or controlling equity interest in a corporation and then offer to purchase the remaining equity interest from the balance of the stockholders at a price per share that is lower than the price paid to acquire the controlling interest and/or is in a less desirable form of consideration, such as securities of the acquiring party that do not have an established trading market at the time of issuance.

         In these two-tier acquisitions, arbitrageurs and professional investors may be in a better position to take advantage of a more lucrative first-step offer to purchase their shares than many long-term stockholders, who may have to accept a lower price in the second step. Moreover, in two-tier transactions, even stockholders who tender their shares in response to a higher first-step cash tender offer may not be assured that all of their shares will be accepted, because such offers often include proration provisions limiting the number of shares that the acquiring party is obligated to accept at the higher price. Consequently, many stockholders may receive only the average price per share offered by the acquiring party for all of the shares of the corporation. In addition, while federal securities laws and regulations applicable to business combinations govern the disclosure required in a tender offer transaction, such laws do not assure stockholders that the terms of the business combination will be fair from a financial point of view. Furthermore, such laws do not assure that minority stockholders effectively can prevent the consummation of a business combination that is opposed by the corporation's board of directors.

         The Board of Directors generally believes that such two-tier pricing tactics would be unfair to the Company's stockholders. Such coercive tactics often, by design, cause stockholders to act promptly out of fear of being forced to accept a lower price for all of their shares, or being relegated to the status of a minority stockholder in a controlled corporation. Being in a minority position following a successful tender offer likely would substantially reduce the market value of a stockholder's investment. A minority stockholder also may be subject to actions the acquiror may take with respect to the Company to pay off the cost of the tender offer, such as sales of assets or abandonment of capital spending programs. Thus, such two-tier tactics may pressure stockholders into selling as many of their shares as possible either to the acquiring party or in the open market without having the opportunity to make a considered investment choice between remaining a stockholder of the Company or liquidating their investment. Moreover, the sale of such shares might facilitate an acquiring party's acquisition of a controlling interest, at which point the acquiring party may be able to force the exchange of the remaining shares in a business combination for a lower price.

         Merely by being launched, a tender offer also could put the Company "in play," so that a large amount of its stock ownership may find its way into the hands of arbitrageurs and others whose outlook is solely toward short-term gain. If the stockholder base does not perceive that the Company has sufficient defensive measures to enable the Company to remain independent, to sell to a competing bidder at a higher price or successfully negotiate a better price with the existing bidder or to ensure that remaining minority stockholders will receive an adequate price in a second-step transaction, such stockholders may be induced to sell to arbitrageurs in market transactions in order to lock in most of the then current tender offer price in case the bidder decides to withdraw the offer. The stockholders thus may be deprived of a potentially higher price from another bidder. Furthermore, if the Company is unable to remain independent, it will not be able to pursue its long-term strategy, and stockholders would be deprived of the opportunity to increase their investment as a result of the Company's execution of its strategic plans. The Fair Price Amendment, the Rights Plan, Delaware Section 203 and the other measures in place or proposed in the Amendments, are designed to comprise a package of measures that stockholders will regard as affording them adequate protection against unfair and abusive takeover measures and, thus, reduce or eliminate the high pressure to sell generated by takeover bids.

         The Fair Price Amendment is designed to assure minority stockholders that they will receive a fair price for their shares in a second step if a transaction utilizing two-tier pricing or similar inequitable tactics is attempted by a person seeking to take over the Company. The Amendment, however, is not designed to prevent or deter all tender offers for shares of the Company. The Amendment should not significantly affect an offer for all shares of the Company's Common Stock at the same price or preclude offers at different prices. Nor does the Amendment preclude an acquiring party from making a tender offer for some of the Company's shares without subsequently proposing a business combination. Except for the restrictions on second-step business combinations, the Fair Price Amendment will not prevent a holder of a controlling interest in the Company's Common Stock from exercising control over or increasing its interest in the Company.

         While the Fair Price Amendment is designed to help assure fair treatment of all stockholders in the event of a takeover attempt, the Board of Directors does not believe that the adoption of the Fair Price Amendment would preclude the Board from opposing any future takeover proposal that it believes not to be in the best interests of the Company and its stockholders, whether or not such a proposal satisfies the minimum price criteria and procedural requirements of the Amendments.

         Prior to voting on this Proposal, stockholders should read carefully the following description of the proposed Fair Price Amendment, its purpose and effects, and EXHIBIT A hereto, Article THIRTEENTH of which sets forth the full text of the Fair Price Amendment.

DESCRIPTION OF FAIR PRICE AMENDMENT

         SPECIAL VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS. Under current Delaware law, most business combinations as well as a reclassification of securities, a recapitalization of the Company involving amendments to the Certificate of Incorporation or a plan for the dissolution of the Company, generally require approval by a majority of the Company's Board of Directors and the holders of a majority of the outstanding shares entitled to vote thereon. Section 203 of the Delaware General Corporation law, however, as discussed above in more detail, generally requires approval by holders of 66-2/3% of the Company's outstanding voting stock (other than shares held by an Interested Stockholder (as defined in Section 203) and its Affiliates and Associates), for various Business Combinations (as defined in Section 203) between the Company and an Interested Stockholder unless certain other requirements are met, such as prior approval of the business combination by the Company's Board of Directors. Under the rules of the NYSE, an acquisition transaction between the Company and an affiliate of the Company or the issuance of Common Stock of the Company representing in the aggregate up to 20% or more of (i) the voting power outstanding or (ii) the number of shares of Common Stock outstanding at the time of such issuance requires approval by the holders of a majority of the shares voting thereon. Under the NYSE rules, other transactions generally do not require stockholder approval.

         If adopted, the Fair Price Amendment would require the affirmative vote of the holders of at least 66-2/3% of the voting power of all outstanding shares of the Company's voting stock (excluding shares owned by the Interested Stockholder and its Affiliates and

Associates) to approve any Business Combination (as such term is defined in the Fair Price Amendment) unless the Interested Stockholder (i) satisfied certain minimum price criteria and procedural requirements or (ii) obtained approval of the transaction by a majority of the Continuing Directors. If the price criteria and procedural requirements were met or the requisite approval of the Company's Board were obtained with respect to a particular Business Combination, the normal requirements of Delaware law would apply. Thus, depending upon the circumstances, the Business Combination may require the foregoing disinterested 66-2/3% stockholder vote pursuant to the Fair Price Amendment, the foregoing disinterested 66-2/3% vote pursuant to Section 203, or a majority vote or no vote pursuant to other provisions of Delaware law or the rules of the NYSE.

         At August 30, 1996, Phil Simpson beneficially owned 19.3% of the Company's Common Stock. If another person through a tender offer or otherwise acquired 51% of the outstanding Common Stock of the Company and attempted to effect a Business Combination and Mr. Simpson had retained all such shares, then Mr. Simpson would beneficially own 39.4% of the shares not held by the acquiring person (19.3% / 49%) and would be in position to block such a second-step transaction unless the acquiring person paid the required minimum price and observed the required procedural safeguards or unless the Continuing Directors approved the Business Combination as discussed below. Mr. Simpson would have essentially the same power under the terms of the voting provision of Section 203.

         DEFINITION OF KEY TERMS. "Interested Stockholder" is defined in the Fair Price Amendment as any person (other than the Company or any Subsidiary, which for purposes of the definition of "Interested Stockholder," means a company of which a majority of any class of equity security is owned directly or indirectly by the Company), who together with its Affiliates or Associates
(i) is the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the total voting power of the outstanding capital stock of the Company with respect to the election of directors of the Company; or (ii) is an Affiliate or Associate (as defined in the Fair Price Amendment) of the Company or any Subsidiary and who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the total voting power of the outstanding capital stock of the Company with respect to the election of directors of the Company; or (iii) is an assignee of or has otherwise succeeded to any shares of capital stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended. At present, Phil Simpson, the Company's President and Chairman of the Board is an Interested Stockholder for purpose of the Fair Price Amendment. Other than Mr. Simpson the Company is not aware of the existence of any stockholder or group of stockholders that would be an Interested Stockholder.

         A person is deemed a "beneficial owner" of any capital stock of the Company (i) that such person or any of its Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on September 1, 1996;
(ii) that such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding (excluding shares held by such Affiliate or Associate solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed to beneficially own); or (iii) that are beneficially owned, directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on September 1, 1996, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described above) or disposing of any shares of capital stock; provided, however, that in the case of any employee stock ownership or similar plan of the Company or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of capital stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate or Associate of such trustee), solely by reason of such capacity of such trustee, shall be deemed for any purposes hereof, to beneficially own any shares of capital stock held under any such plan.

         An "Affiliate" of a specified person is a person that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. The term "Associate" used to indicate a relationship with any person, means (a) any company (other than the Company or any Subsidiary) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or of any parent or Subsidiary of the Company.

         A "Business Combination" includes the following transactions:

            (i) any merger or consolidation of the Company or any Subsidiary (which for purposes of the definition of "Business Combination" means any company of which a majority of any class of equity security is beneficially owned by the Company) with or into any Interested Stockholder or any other company (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder;

           (ii) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Company or any Subsidiary having an aggregate Fair Market Value in excess of $1,000,000 or more;

          (iii) the issuance or transfer by the Company or any Subsidiary (in one transaction or a series of transactions) of any securities of the Company or any Subsidiary to any Interested Stockholder or any Affiliate or Associate or any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1 million or more;

           (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

            (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any Subsidiary of the Company, or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary that is beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder.

Notwithstanding any of the foregoing, the term Business Combination does not include any transaction between the Company or any Subsidiary and another company fifty percent (50%) or more of the voting stock of which is owned by the Company or any Subsidiary and none of which is owned by an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder if each holder of common stock of the Company or any Subsidiary receives the same type of consideration in proportion to his holdings.

         A "Continuing Director" is any member of the Board of Directors who is unaffiliated with the Interested Stockholder, and was either a member of the Board on the effective date of the Amendments or prior to the time that the Interested Stockholder in question became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors.

         The term "Fair Market Value" means (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for NYSE-listed stock, or if such stock is not quoted on the Composite Tape on the NYSE or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation during the 30-day period immediately preceding the date in question in the over-the-counter market, as reported by the Nasdaq National Market or such other system then in use, or, if no such quotations are available, the fair market value on the date in question as determined in good faith by a majority of the Continuing Directors and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

         EXCEPTIONS TO SPECIAL VOTE REQUIREMENTS. The special stockholder vote described above would not be required (1) if the transaction has been approved by a majority of the Continuing Directors provided that there are at least three Continuing Directors; or (2) if all of the minimum price criteria and procedural requirements described in paragraphs (a) and (b) below are satisfied.

         (A) MINIMUM PRICE CRITERIA. In general, in a Business Combination involving cash or other consideration being paid to holders of outstanding Common Stock, the Fair Market Value of such consideration as of the date of the consummation of the Business Combination (the "Consummation Date") would be required to meet certain minimum price criteria described below.

         In the case of payments to holders of the Company's Common Stock, the aggregate amount of the cash and the Fair Market Value as of the Consummation Date of consideration other than cash per share to be received by such holders would have to be at least equal to the highest of:

                     (i) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of Common Stock acquired by it or them;

                    (ii) the higher of: (I) the highest Fair Market Value per share of Common Stock during the three- month period ending on the day after the date of the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (II) (if applicable) the Fair Market Value per share of Common Stock on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), provided that the Determination Date is not more than two years prior to the Announcement Date;

                   (iii) (if applicable) the price per share equal to the Fair Market Value during the period specified in clause (I) of paragraph
         (ii) above, multiplied by the ratio of (I) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of Common Stock acquired by it or them within the two-year period immediately prior to the Announcement Date to (II) the Fair Market Value per share of Common Stock on the first day in such two-year period on which the Interested Stockholder or any of its Affiliates or Associates acquired any shares of Common Stock; and

                    (iv) the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for determining the holders of record of Common Stock entitled to vote on the Business Combination (or if no such record date is set, then the Announcement Date), multiplied by the then price/earnings multiple (if any) of such Interested Stockholder as customarily computed and reported in the financial community; provided, however that if the common stock of the Interested Stockholder is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Securities Exchange Act of 1934, as amended (or an comparable provision of any superseding statute), and such Interested Stockholder is a direct or indirect subsidiary of another person the common stock of which is and has been so registered, the price/earnings shall be that of such other person.

         The following example (which uses hypothetical amounts) illustrates the operation of the minimum price mechanism with respect to a Business Combination with an Interested Stockholder acting alone where (i) the Interested Stockholder acquired in the open market, during the two-year period prior to the Announcement Date, 4.9% of the outstanding Common Stock, with the first purchase at $15 per share and with its highest price equal to $17 per share, (ii) the Interested Stockholder became an Interested Stockholder by purchasing 45.2% of the outstanding Common Stock in a cash tender offer at $20 per share, (iii) the Interested Stockholder than announced a proposed Business Combination with a value of $16 per share at a time when the Common Stock had, during the preceding three months, been trading at $16, the earnings of the Company were $2 per share and the price/earnings ratio of the Interested Stockholder was 12 to 1.

         THE PER SHARE PRICES USED IN THIS EXAMPLE WERE SELECTED FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT INTENDED, AND SHOULD NOT BE TREATED, AS ESTIMATES OF FUTURE PRICES OF THE COMPANY'S COMMON STOCK. SUCH PRICES WILL BE DETERMINED IN THE MARKETPLACE AND CANNOT BE PREDICTED.

         Under the Fair Price Amendment, the price required to be paid to the stockholders other than the Interested Stockholder would be equal to the highest of the following prices:

                     (i) the highest per share price paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of Common Stock acquired by it or them: $20.

                        (This provision is intended to allow remaining stockholders to receive the maximum price paid by the Interested Stockholder in acquiring its shares.)

                    (ii) the Fair Market Value during the three month period ending on the day after the Announcement Date ($16) or on the Determination Date ($20) whichever is higher: $20.

                        (This provision is intended to allow the remaining stockholders to receive a price equal to the market price of the stock on the date the Interested Stockholder first acquired at least a 15% interest or, if higher, the market price during the period shortly preceding the Announcement Date in order to offer protection in a situation where the market price of the Common Stock increased due to the Company's performance after the tender offer but then declined as a result of the announcement of the Business Combination.

                   (iii) the Fair Market Value on the Announcement Date ($16) multiplied by the ratio of the highest per share price for any shares of Common Stock acquired within the two-year period immediately prior to the Announcement Date ($20) to the Fair Market Value per share on the first day in such two-year period on which the Interested Stockholder acquired any shares of Common Stock ($15): $21.33.

                        (This provision is designed to simulate and provide to the remaining stockholders, a percentage control premium similar to that paid by the Interested Stockholder in acquiring its shares as applied to the current market price. This is intended to give the remaining stockholders protection in a situation where time has elapsed between the accumulation of the bulk of the Interested Stockholder's shares and the proposed Business Combination during which period the Company's performance has increased and such increased performance has been recognized in its current stock price. Without this provision, the control premium might be subsumed in the general increase in market price. For example, if the stock were trading at $21 per share at the time the Business Combination was announced, this element of the fair price provision would result in a price of $28.)

                    (iv) the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for determining the holders of record of Common Stock entitled to vote on the Business Combination (or if no such record date is set, then the Announcement Date) ($2), multiplied by the then price/earnings multiple (if any) of such Interested Stockholder as customarily computed and reported in the financial community (12/1): $24.

                        (This provision is intended to protect the Company's stockholders in the event that an Interested Stockholder's price/earnings ratio is artificially raised through the actions of the Interested Stockholder or does not accurately reflect the value of the Interested Stockholder's holdings in a proposed Business Combination that involves payment in stock of the Interested Stockholder.)

         In this example, in order to comply with the minimum price criteria of the Fair Price Amendment, the Interested Stockholder would be required to pay to holders of shares of Common Stock in the Business Combination at least $24.00 per share (the highest of the four alternatives above).

         If, in the example in paragraph (iv) above, the price/earnings multiple of the Interested Stockholder were twenty to one, compliance with the minimum price criteria of the Fair Price Amendment would require the Interested Stockholder to pay the Company's stockholders $40.00 per share. Accordingly, the provisions of paragraph (iv) could have the effect of thwarting a bidder for the Company because, depending upon the circumstances, it could require an Interested Stockholder with a high price/earnings ratio to pay a higher minimum price in a Business Combination than a bidder with a lower price earnings ratio to avoid being subject to the special stockholder vote. However, this alternative is designed to be non-dilutive to the offeror since the offeror would not be paying more than its own price/earnings ratio to acquire the balance of the Company's earnings (and to the extent it had acquired shares below this price, the entire transaction should be anti-dilutive). This provision is not designed to discourage fair bids for the Company, but it could thwart a proposed Business Combination that involves the payment of cash by an Interested Stockholder with a high price/earnings ratio by making the transaction prohibitively expensive, while providing no additional protection to the Company's stockholders. The Board of Directors does not believe that this provision should discourage fair bids for the Company since the special stockholder vote will not be required if a majority of the Continuing Directors approve the transaction.

         In the case of payments to holders of any class of shares of Preferred Stock, the Fair Market Value per share of such payments would have to be at least equal to the higher of (a) the highest per share price determined with respect to such class or series in the same manner as described in clauses (i),
(ii) and (iii) of the preceding paragraphs and (b) the highest preferential amount per share to which the holders of such Preferred Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. Currently, there are no shares of Preferred Stock outstanding.

         (B) PROCEDURAL REQUIREMENTS. Unless the Business Combination is approved by a majority of the Continuing Directors, in order to avoid the special stockholder vote requirement, an Interested Stockholder would have to comply with all of the procedural requirements described below, in addition to the minimum price criteria.

                     (i) If the Interested Stockholder or any of its Affiliates or Associates paid for shares of any class or series of capital stock of the Company with varying forms of consideration, the form of consideration to be received per share by holders of shares of that class or series of capital stock is required to be either cash or the form that was used to acquire the largest number of shares of such class or series of capital stock previously acquired by the Interested Stockholder (or any of its Affiliates or Associates). In addition, the price determined in accordance with paragraphs (i) through (iv) above would be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

                        (This provision restricts the Interested Stockholders from using a form of consideration in a Business Combination that differs from that used to acquire the largest number of shares acquired by it unless the other consideration is cash. This would protect the remaining stockholders from a Business Combination in which a security with undesirable characteristics, such as a highly subordinated debt security of the Interested Stockholder for which there was no active trading market, was used.)

                    (ii) After becoming an Interested Stockholder and prior to the consummation of the Business Combination (a) such Interested Stockholder (or any of its Affiliates or Associates) may not have acquired any newly-issued shares of Capital Stock, directly or indirectly, from the Company or any Subsidiary (except upon conversion of convertible securities acquired by it prior to becoming an Interested Stockholder, upon compliance with the provisions of the Fair Price Amendment or as a result of a pro rata stock dividend or stock split); (b) except as approved by a majority of the Continuing Directors, there must have been (A) no failure to declare and pay at the regular date thereof any full quarterly or semi-annual dividends (whether or not cumulative) on the outstanding preferred stock, and
         (B) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), and (C) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock; and (c) such Interested Stockholder (or any of its Affiliates or Associates) may not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits or other tax advantages provided by the Company or any Subsidiary, or made any major changes in the Company's or any Subsidiary's business or equity capital structure.

                        (This provision is designed to protect the remaining stockholders whose interests would be affected by a Business Combination from various actions an interested Stockholder who controlled a majority of the Board of Directors (other than Continuing Directors) might cause the Company to take that could benefit the Interested Stockholder disproportionately and/or adversely affect the market price of the Company's shares and thereby potentially reduce the consideration required to be paid pursuant to the minimum price provisions of the Fair Price Amendment.)

                   (iii) A proxy statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations), whether or not the Company is then subject to such requirements, must be mailed to the stockholders of the Company at least thirty (30) days prior to the consummation of such Business Combination for the purpose of soliciting stockholder approval of such Business Combination. The proxy statement must contain on the first page thereof, in a prominent place, any recommendation as to the advisability (or inadvisability) of the Business Combination that any of the Continuing Directors choose to state and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the Business Combination, from a financial point of view to the holders of the outstanding shares of capital stock of the Company other than the Interested Stockholder (and its Affiliates or Associates).

                        (This provision is intended to provide the remaining stockholders with the same information they would have received in a proxy statement filed under such Act even if the Company should at the time of the Business Combination no longer be subject to the SEC's proxy rules and to provide them with an independent assessment of the fairness of the proposed Business Combination from a financial point of view.)

         It should be noted that none of the minimum price criteria and procedural requirements described above would apply in the case of a Business Combination approved by a majority of the Continuing Directors and that, in the absence of such approval, all of such requirements would have to be satisfied to avoid the special stockholder vote requirement.

OTHER APPLICABLE STOCKHOLDER VOTING REQUIREMENTS

         GENERAL. As stated above, if the approval of a majority of the Continuing Directors is obtained or all of the foregoing minimum price and procedural conditions are satisfied, the Business Combination would be subject only to the applicable voting requirements, if any, specified under Delaware law and the rules of the NYSE.

         RELATIONSHIP OF THE FAIR PRICE AMENDMENT TO SECTION 203 OF THE DELAWARE LAW. In situations in which the provisions of both the Fair Price Amendment and Section 203 apply, the protection provided to the Company's remaining stockholders by Section 203 may be viewed as stronger than the protection provided by the Fair Price Amendment. Under Section 203, unless the acquiror obtains the requisite Board or stockholder approval, or at least 85% of the Company's voting stock (other than excepted shares as discussed above) in the transaction in which it became an Interested Stockholder, Section 203 prohibits for a period of three years any merger, consolidation or other specified business combination between the Company and the Interested Stockholder, the use of the Company's assets to finance the acquiror's acquisition and other potential abuses of the acquiror's equity position. On the other hand, the Fair Price Amendment would permit the business combination so long as the specified minimum price and procedural conditions were satisfied. Nevertheless, the Company has proposed the addition of the Fair Price Amendment to its Certificate of Incorporation for the following reasons. First, under Section 203, if a bidder obtains 85% of the Company's outstanding stock in the initial transaction, it could then squeeze out the remaining stockholders or effect other transactions that may be needed to access the assets or cash flow of the Company's business to secure or repay acquisition debt. While the Fair Price Amendment does not prohibit such transactions, it imposes certain minimum pricing criteria and procedural safeguards designed to ensure fair treatment to the remaining stockholders. Second, under Section 203, a bidder could accomplish a "two-tier, front end loaded" tender offer if it were prepared to wait three years before effecting the second step. Again, the Fair Price Amendment does not prohibit such a transaction, but it does ensure that the price per share paid to the remaining stockholders in the second step of the transaction is no less than the price per share paid in the first step.

         Neither the Fair Price Amendment nor Section 203 will prevent a hostile takeover of the Company. They may, however, make more difficult or discourage a takeover of the

Company or the acquisition of control of the Company by an Interested Stockholder and, therefore, increase the difficulty of removing incumbent management. Such effect will be enhanced by the fact that the Company has a Rights Plan. Some stockholders may find the deterrent disadvantageous in that they may not be afforded the opportunity to participate in takeovers that are not approved by the Continuing Directors but in which they might receive, for at least some of their shares, a substantial premium above the market price at the time of a tender offer or other acquisition transaction. The Board of Directors believes, however, that the Fair Price Amendment should not prevent or discourage transactions in which the acquiring person is willing to negotiate in good faith with the Company's Board and is prepared to pay the same price to all of the Company's stockholders.

CONSIDERATIONS IN SUPPORT OF THE FAIR PRICE AMENDMENT

         As previously discussed, a number of publicly-held corporations have in recent years been the target of tender offers for, or other acquisitions of, substantial positions in their shares. In many cases, such transactions have been followed by proposed business combinations in which the tender offeror or other purchaser has paid or proposed to pay a lower price or less desirable form of consideration for the remaining outstanding shares than the price it paid in acquiring its original interest. Federal securities laws and regulations govern the disclosure required to be made to minority stockholders in such transactions, but do not assure that the terms of a business combination are fair to stockholders from a financial point of view. Moreover, while remaining stockholders of the Company may have a statutory right to dissent in connection with certain business combinations, stockholders have no assurance that "fair value" as determined under this standard would be equivalent to the minimum price as determined pursuant to the Fair Price Amendment. Furthermore, in the case of many business combinations, including sales of all or substantially all assets and reclassification or recapitalization of the outstanding shares of any class of a corporation's stock, the statutory right to dissent may not be available at all.

         The Fair Price Amendment is intended, in part, to supplement the gaps in protection afforded by federal and Delaware law and to prevent certain of the potential inequities of business combinations that involve two or more steps by requiring (i) satisfaction of the minimum price criteria and procedural requirements, (ii) approval of the Business Combination by a vote of holders of 66-2/3% of the voting power of the Company's outstanding capital stock (other than the Interested Stockholder and its Affiliates and Associates) or (iii) approval of the Business Combination by the majority of the Continuing Directors. The Fair Price Amendment also is designed to protect stockholders who do not sell their shares in the first step of a two-tiered acquisition by requiring that such stockholders receive at least the same price and form of consideration as were paid to stockholders in the initial step of the acquisition. In the absence of these changes, an Interested Stockholder who acquires control of the Company could, by virtue of such control, subsequently force minority stockholders to sell or exchange their shares at a price that may not reflect a premium that the Interested Stockholder otherwise may have paid in order to acquire its interest. Such a price could be lower than the price paid by the Interested Stockholder in acquiring control and also could be in a less desirable form of consideration (e.g., equity or debt securities of the Interested Stockholder instead of cash).

         The threat of receiving inadequate consideration in a second-step transaction creates a powerful incentive for stockholders to tender shares into a first-step tender offer, where such stockholders might otherwise receive a larger amount in a negotiated transaction or achieve greater long-term value by retaining their shares. The Fair Price Amendment, as well as the Rights Agreement and Section 203, should give stockholders more confidence to continue to hold their shares in the face of such a tender offer, while still enabling them to tender or sell into the market if they so elect.

         In many situations, the minimum price criteria and procedural requirements would require an Interested Stockholder to pay stockholders a higher price per share and/or structure the transaction differently than it would have in the absence of the Fair Price Amendment. Accordingly, the Board of Directors believes that, to the extent a Business Combination were a component of a plan to acquire control of the Company, adoption of the Fair Price Amendment would increase the likelihood that an Interested Stockholder would negotiate directly with the Board. The Board believes that, in general, it is in a better position than individual stockholders of the Company to negotiate effectively on behalf of all stockholders because the Board likely is more knowledgeable than most individual stockholders in assessing the business and prospects of the Company. Therefore, the Board believes that negotiations between the Board and an Interested Stockholder would increase the likelihood that all stockholders receive a higher price for their shares than might be obtained if such stockholders acted individually.

         Although not all acquisitions of a corporation's shares are made with the objective of effecting a subsequent business combination the Company believes that, in many cases third parties acquiring control want the option to consummate such a business combination. In such instances, the Fair Price Amendment would tend to deter a potential purchaser seeking to gain control of the Company at relatively cheap price, since acquiring the remaining equity interest would not be assured unless the minimum price criteria and procedural requirements were satisfied or unless a majority of Continuing Directors were to approve the transaction. Adoption of the Fair Price Amendment may also deter the accumulation of large blocks of the Company's shares, which the Board believes to be potentially disruptive to the stability of the Company's relationships with its customers, employees and lenders, and which could precipitate a change of control of the Company on terms unfavorable to the Company's other stockholders.

CONSIDERATIONS AGAINST THE FAIR PRICE AMENDMENT

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock in the open market by persons attempting to acquire control may cause the market price of the stock to reach levels that are higher than might otherwise be the case. Approval of the Fair Price Amendment may deter such purchases, particularly purchases for less than all of the Company's shares, and, therefore may deprive holders of the Company's Common Stock of an opportunity to sell their shares at a temporarily higher market price. Because of the special requirements for stockholder approval of any subsequent Business Combination and the possibility of having to pay a higher price to other stockholders in such a Business Combination, the Fair Price Amendment likely would make it more costly for a third party to acquire control of the Company. Thus, the Fair Price Amendment may decrease the likelihood of a tender offer for less than all of the Company's Common Stock, which may adversely affect stockholders who desire to participate in such a tender offer. It should be noted, however, that the provisions of the Fair Price Amendment should not deter a third party who acquired control of the Company through a substantial portion of the Company's Common Stock with no intention of acquiring the remaining shares.

         In certain cases, the Fair Price Amendment's minimum price provisions, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, an Interested Stockholder may be unable, as a practical matter, to comply with all of the procedural requirements. In these circumstances, unless an Interested Stockholder were able to obtain special stockholder approval of a proposed Business Combination, it would be forced either to negotiate with the Board of Directors on terms acceptable to the Board or to abandon the proposed Business Combination.

         The Fair Price Amendment also would give veto power to minority stockholders with respect to a proposed Business Combination that is opposed by a majority of Continuing Directors but that is desired by a majority of the Company's stockholders unless the minimum pricing and procedural requirements were met or the Continuing Directors approved the transaction. If Phil Simpson maintained his current stock ownership, then he would have the ability to block the requisite vote. That would not, however, preclude a Business Combination approved by Continuing Directors or in which the minimum price and procedural safeguards were observed by the Interested Stockholder. In addition, the Fair Price Amendment may tend to insulate incumbent directors against the possibility of removal in the event of a takeover attempt because only the Continuing Directors would have the authority to reduce to a simple majority or eliminate the special stockholder vote required for a particular Business Combination. In addition, if an Interested Stockholder replaced all of the directors who were in office on the date it became an Interested Stockholder with nominees of its choice, there would be no Continuing Directors. Consequently, the special stockholder vote requirement would apply to any Business Combination consummated subsequent to such replacement that did not satisfy all of the minimum price criteria and procedural requirements of the Fair Price Amendment.

         THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK IS REQUIRED TO APPROVE THE FAIR PRICE AMENDMENT.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE FAIR PRICE AMENDMENT.


                               PROPOSAL NUMBER 3
              ELIMINATION OF STOCKHOLDER ACTION BY WRITTEN CONSENT

         The Company's Board of Directors recently approved two measures that affect the ability of the Company's stockholders to approve corporate action. One of the measures, which is being submitted for approval by the Company's stockholders at the Annual Meeting, would require that stockholder action be effected only at a duly called meeting of stockholders, rather than by written consent of the stockholders (referred to herein as the "Stockholder Meeting" provisions). The second measure, the Notice provisions, which are described in more detail above under the caption "Existing Protective Measures -- Stockholder Notice Provisions," require at least 60 and no more than 120 days' day advance notice to the Company of stockholder nominations for the election of directors and of business proposed by a stockholder for any stockholder meeting. Because the Stockholder Meeting provisions and Notice provisions are related, the proposal to adopt the Stockholder Meeting provisions should be considered in light of the Notice provisions that are currently in place. A copy of the Notice provisions, which appear in Article II, Section 2 and Section 4 of the Company's Bylaws, is attached hereto as EXHIBIT B. Article TWELFTH of EXHIBIT A sets forth the full text of the proposed Stockholder Meeting provision. Stockholders should read carefully the following description of the Stockholder Meeting provision and Article TWELFTH of EXHIBIT A prior to voting on this Proposal.

STOCKHOLDER MEETING PROVISIONS

         Under current Delaware corporate law, any action required or permitted to be taken by a corporation's stockholders may be taken, unless the corporation's certificate of incorporation provides otherwise, without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action if it were taken at a meeting of stockholders. Under the Company's current Certificate of Incorporation, stockholder action by written consent is not restricted. The Company's Bylaws also do not restrict stockholder action by written consent.

         The Company's Bylaws were recently amended to increase the stockholder vote required to call a special meeting of stockholders from a majority of the voting power of the outstanding capital stock to 60% of the outstanding Common Stock entitled to vote. The Stockholder Meeting provisions that are being submitted to the Company's stockholders at the 1996 Annual Meeting would require that stockholder action be taken only at an annual or special meeting of stockholders and would prohibit stockholder action by written consent. PURPOSE OF STOCKHOLDER MEETING AND NOTICE PROVISIONS

         Proposals for stockholder action typically involve important issues relating to the Company and its future. Consequently, the Board of Directors believes that such proposals should be considered at a special or annual meeting of stockholders in order to permit discussion of the issues, following notice to all of the Company's stockholders. The Stockholder Meeting provisions are designed to achieve this result by forcing an acquiring party seeking to gain control of the corporate machinery or make fundamental changes to the Company's Certificate of Incorporation to do so at special or annual meetings of stockholders. The Notice provisions provide the Board with the opportunity to inform stockholders of the proposed action, together with Board's recommendation or position with respect to proposed stockholder action, thereby enabling stockholders to better determine whether they desire to attend the stockholder meeting or grant a proxy to the Board of Directors in connection with the disposition of any such business. The Notice provisions also afford the Board a meaningful opportunity to consider the qualifications of proposed director nominees, and, to the extent deemed necessary by the Board, to inform stockholders about such qualifications. Therefore, the Board adopted the Notice provisions, and is recommending the adoption of the Stockholder Meeting provisions, to increase the likelihood that the Company and all of its stockholders are given an opportunity to carefully consider and respond to important stockholder proposals.

POTENTIAL ANTI-TAKEOVER IMPACT

         Stockholders should bear in mind that the Stockholder Meeting and Notice provisions could have the effect of tending to discourage persons from initiating hostile takeover attempts against the Company. The Stockholder Meeting provisions protect the Company from the use of a written consent by a person who has accumulated a majority of the Company's shares and who seeks to affect the makeup of the Board of Directors or who seeks to pass resolutions that might be counter to the interests of the remaining stockholders of the Company. The Stockholder Meeting provisions may have the effect of delaying or deterring any such takeover attempt as well as delaying the removal of members from the Company's Board of Directors. Furthermore, by changing the stockholder vote required to call a special meeting from a majority vote to 60%, the Board of Directors has prevented a stockholder that commands a simple majority of the outstanding shares from calling a special meeting. Because the Notice provisions require a bidder to provide advance notice of measures intended to further a hostile takeover attempt, the bidder may lose an element of surprise with respect to such measures. Consequently, the Board of Directors would have a greater opportunity to devise and employ methods to respond to such an attempt, should it determine that the bid is not in the best
interest of the Company and its stockholders.    While both of these provisions
do not ultimately prevent an insurgent stockholder from effecting such measures, they do ensure that they will not occur without advance notice or without a regular or special meeting of stockholders.

         Taking all these factors into consideration, however, the Board of Directors believes that these measures should increase the likelihood that all Company stockholders will be treated equally and fairly once stockholder action is taken, and should enhance the ability of the Company and its stockholders to carefully consider stockholder proposals. The Board of Directors believes that it is important that it be able to give advance notice of and consideration to all proposed stockholder action and that stockholders be able to discuss at a meeting matters that may affect their rights.

         THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF THE COMPANY'S OUTSTANDING COMMON STOCK IS REQUIRED TO APPROVE THE STOCKHOLDER MEETING PROVISIONS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE STOCKHOLDER MEETING PROVISIONS.

                               PROPOSAL NUMBER 4
                         INCREASED STOCKHOLDER VOTE FOR
                  AMENDMENT OR REPEAL OF THE COMPANY'S BYLAWS

         Under Delaware law and the Company's current Certificate of Incorporation and Bylaws, the Company's Bylaws can be amended by the Board of Directors or by the holders of a majority of the Company's outstanding voting stock present, in person or by proxy, at any regular or special meeting of stockholders. Proposal 4 of the Amendments provides that the Company's Bylaws may not be altered, repealed or amended except by a majority of the whole Board of Directors (which is defined as the total number of directors that the Company would have if there were no vacancies on the Board) or the holders of at least 66-2/3% of the voting power of the Company's outstanding voting stock. Furthermore, if the Bylaw amendment has been proposed, directly or indirectly, by or on behalf of an Interested Stockholder (as defined under the Fair Price Amendment), it must be approved by at least 66-2/3% of the voting power of the Company's outstanding voting stock, excluding shares held by the Interested Stockholder or its Affiliates or Associates.

         The requirement of an increased stockholder vote to alter, amend or repeal the Company's Bylaws is designed to prevent a stockholder of the Company with a majority of the voting power of the Company from avoiding the Notice provisions or other provisions contained in the Bylaws simply by amending the Bylaws to delete such provisions. Such increased stockholder vote may have the effect of tending to discourage persons from initiating hostile takeover attempts against the Company, whether through a proxy contest or otherwise even where such takeover attempt may be considered desirable by a majority of the Company's stockholders.

         THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF THE COMPANY'S OUTSTANDING COMMON STOCK IS REQUIRED TO APPROVE THE SUPERMAJORITY VOTE REQUIREMENT TO AMEND THE COMPANY'S BYLAWS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE SUPERMAJORITY VOTE REQUIREMENT TO AMEND THE COMPANY'S BYLAWS.


                               PROPOSAL NUMBER 5
                         INCREASED STOCKHOLDER VOTE FOR
                           AMENDMENT OR REPEAL OF THE
                              PROPOSED AMENDMENTS

         Under Delaware law and the Company's Certificate of Incorporation, the Company's Certificate of Incorporation can be amended by the holders of a majority of the Company's outstanding voting stock. Proposal 5 of the Amendments provides that, if adopted, the Fair Price Amendment, the Stockholder Meeting provisions, the supermajority vote requirement to amend the Company's Bylaws and the Amendment to be added by Proposal 5 itself may not be altered, amended or repealed except by the affirmative vote of not less than 66-2/3% of the total voting power of all outstanding voting stock of the Company voting together as a single class; provided, however, that if the change is proposed, directly or indirectly, by or on behalf of any Interested Stockholder, such change also must be approved by the affirmative vote of not less than 66-2/3% of the total voting power of all outstanding voting stock of the Company that is not beneficially owned by such Interested Stockholder or its Affiliates or Associates.

         The requirement of an increased stockholder vote to alter, amend or repeal the Fair Price Amendment, the Stockholder Meeting provisions, the supermajority vote requirement to amend the Company's Bylaws and the Amendment to be added by this Proposal is designed to prevent a stockholder of the Company with a majority of the voting power of the Company from avoiding the requirements of the Amendments simply by amending the Company's Certificate of Incorporation to delete such provisions. Such increased stockholder vote may have the effect of tending to discourage persons from initiating hostile takeover attempts against the Company, whether through a tender offer, proxy contest or otherwise even where such takeover attempt may be considered desirable by a majority of the Company's stockholders.

         THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF THE COMPANY'S OUTSTANDING COMMON STOCK IS REQUIRED TO APPROVE THE SUPERMAJORITY VOTE REQUIREMENT TO AMEND THE PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE SUPERMAJORITY VOTE REQUIREMENT TO AMEND THE PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION.


                               PROPOSAL NUMBER 6
              INCREASE IN AUTHORIZED CAPITAL STOCK OF THE COMPANY

         On June 18, 1996, the Company's Board of Directors unanimously approved and recommended for stockholder approval an amendment to the Company's Certificate of Incorporation to increase the total number of shares of Common Stock that the Company has the authority to issue from 25,000,000 shares of Common Stock to 35,000,000 shares (the "Increased Capital Amendment"). As of August 30, 1996, there remained available for issuance 14,384,936 shares of Common Stock.

         The Board of Directors believes that the proposed increase in the number of shares of Common Stock that the Company is authorized to issue is desirable in order to ensure that the Company will have a sufficient number of authorized shares available in the future to enable the Company to meet the requirements and contingencies under the Company's Rights Plan and to provide new equity capital that will permit the Company to avail itself of opportunities that may arise. If the Increased Capital Amendment is approved, in addition to providing shares needed to satisfy the Company's obligations under the Rights Plan and also to issue the shares necessary if the Company's Board of Directors exercised the "Exchange Right" available under the Rights Plan (as discussed above under "Existing Protective Measures -- Rights Plan"), the additional shares would be available for the following purposes: to raise additional capital; for use in connection with acquisitions if the Company should desire to expand or diversify its business; for stock dividends, stock splits and other stock distributions to holders; for employee benefit plans; and for possible future transactions of a currently undetermined nature.

         If the proposed amendment is adopted, the Company would be permitted to issue the authorized shares without further stockholder approval, except to the extent otherwise required by law, any securities exchange on which the Common Stock is listed at the time, or the Certificate of Incorporation. The Company's Common Stock is currently listed on the NYSE, which requires stockholder approval as a prerequisite to listing shares in certain instances, including the issuance of Common Stock of the Company representing in the aggregate up to 20% or more of (i) the voting power outstanding or (ii) the number of shares of Common Stock outstanding at the time of such issuance. In addition, no public sale of Common Stock of the Company could take place unless the Company received approval of the Securities and Exchange Commission under the Securities Act of 1933.

POTENTIAL ANTI-TAKEOVER IMPACT

         Depending upon the nature and terms thereof, the issuance of additional shares of Common Stock, pursuant to the exercise of Rights under the Rights Plan (as described above under the caption "Existing Protective Measures
- -- Rights Plan") or under certain other circumstances, could render more difficult or discourage an attempt to obtain control of the Company, whether through a tender offer or otherwise, even where such takeover attempt may be considered desirable by certain of the Company's stockholders. Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a corporation's stock. In addition, acquisitions of stock in the open market by persons attempting to acquire control may cause the market price of the stock to reach levels that are higher than might otherwise be the case. The deterrence of such purchase, therefore, may deprive holders of the Company's Common Stock of an opportunity to sell their shares at a temporarily higher market price.

THE NEED FOR THE COMMON STOCK AMENDMENT

         As of August 30, 1996, 10,615,064 shares of the Company's Common Stock were issued and outstanding. Assuming that Proposals 7 and 8 are adopted (relating to the Company's 1989 Long-Term Incentive Plan and Non-Employee Director Plan) the Company will have 1,266,941 shares of Common Stock reserved for issuance pursuant to such plans. Therefore, the Company will have approximately 13,117,995 remaining authorized and unissued shares of Common Stock that have not been reserved for any specific purpose. A Common Stock Purchase Right is attached to each outstanding share of Common Stock that entitles the holder thereof to purchase from the Company one share of Common Stock at $45 per share upon the commencement or announcement of an intention to make a tender offer that would result in the acquisition by a person or group of affiliated or associated persons of 15% of the Company's Common Stock. Therefore, the Company requires one authorized but unissued share of Common Stock for each outstanding Right in order to satisfy such obligation (approximately 10,615,064 shares). While the Company currently has sufficient authorized but unissued shares of Common Stock to satisfy this obligation under the Rights Plan, the issuance of additional shares of Common Stock in the future for purposes other than the Rights Plan could decrease such available shares below the requirements of the Rights Plan.

         In the event a person or group of affiliated or associated persons acquires 15% of the Company, each Right holder would have the right to purchase that number of shares of Common Stock (value at fair market value on the date of purchase) equal to two times the purchase price. This event would require the Company to issue significant additional shares of Common Stock in an amount that is dependent upon the fair market value of the Common Stock at such date and that may exceed the number of authorized but unissued shares even if the increase in the number of authorized shares of Common Stock is approved. If, upon the occurrence of such an event, the Company does not have sufficient Common Stock available under its Certificate of Incorporation to issue such shares, the Company would satisfy its obligations, in whole or in part, through the issuance of fractional shares of Preferred Stock having the same economic value and voting rights as shares of Common Stock.

         Based on the foregoing, an increase in the authorized but unissued shares of Common Stock of the Company by an additional 10,000,000 unissued shares would provide approximately 5,000,000 additional shares of Common Stock for all corporate purposes (because each newly issued share carries a Right to purchase an additional share of Common Stock). Such purposes include raising additional capital; issuing stock in connection with acquisitions; stock dividends, stock splits and other stock distributions to holders; employee benefit plans; and other possible future transactions of a currently undetermined nature.

         THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF THE COMPANY'S OUTSTANDING COMMON STOCK IS REQUIRED TO AUTHORIZE THE INCREASED CAPITAL AMENDMENT.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY.


                               PROPOSAL NUMBER 7
                   AMENDMENT OF 1989 LONG-TERM INCENTIVE PLAN

         In 1989, the Company adopted the 1989 Long-Term Incentive Plan (the "1989 Plan") under which incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and performance units may be granted to key executives and managerial employees of the Company and its subsidiaries. The maximum aggregate number of shares of Common Stock with respect to which options, restricted shares and rights granted without accompanying options may be granted pursuant to the 1989 Plan is 420,000.

         On June 18, 1996, the Board of Directors of the Company unanimously adopted and recommended for stockholder approval the following amendments to the 1989 Plan, which are described in more detail below: (i) an amendment that increases the aggregate number of shares of Common Stock reserved for issuance under the 1989 Plan from 420,000 to 1,150,000; (ii) an amendment that restricts the maximum number of shares with respect to which options or rights may be granted each calendar year to each employee to 500,000; and (iii) amendments designed to enhance the administration of the 1989 Plan as well as the procedures available to option holders to exercise outstanding options.

         The Board of Directors approved various other amendments to the 1989 Plan that do not require stockholder approval and that are described above under the caption "1989 Long-Term Incentive Plan." Such amendments are generally designed to conform various provisions of the 1989 Plan to current requirements under the Internal Revenue Code of 1986, as amended (the "Code"), as well as recent changes to Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

INCREASE OF AUTHORIZED SHARES UNDER THE PLAN

         This amendment to the 1989 Plan would increase the number of shares of Common Stock reserved for issuance under such plan from 420,000 to 1,150,000. At August 30, 1996, 266,059 shares of Common Stock had been allocated for options previously issued under the 1989 Plan, and 153,941 shares of Common Stock remained available for future grant.

         As a result of the Company's acquisition of the Halltown Paperboard facility in June of 1995, the Company added 4 new participants to the 1989 Plan in 1995. The Company desires to be able to make shares of Common Stock available under the 1989 Plan for awards to key executives and managerial employees of the Company as it is presently comprised for a period of approximately ten years.

         The Board of Directors believes that the use of long-term incentives based on the value of the Company's Common Stock is necessary to attract and retain qualified executive and managerial personnel, motivate such personnel to achieve long-range goals and provide compensation opportunities that are competitive with those offered by other corporations. The recommended increase in the number of shares reserved for issuance under the 1989 Plan has been proposed in order to enable the Company to continue to provide stock-based incentives to executive and managerial personnel of the Company as it now exists following the Halltown acquisition for the next ten years.

RESTRICTION OF MAXIMUM NUMBER OF SHARES WITH RESPECT TO WHICH OPTIONS OR RIGHTS MAY BE GRANTED

         In order that grants of options under the 1989 Plan will qualify for an exemption from Section 162(m) of the Code, which limits the amount of compensation expenses that may be deducted by the Company, the Company must establish a maximum number of shares under the 1989 Plan with respect to which options or rights may be granted to an employee of the Company within a calendar year. The Board of Directors has established, subject to stockholder approval, a limit of 500,000 shares of Common Stock. Although all options granted under the 1989 Plan prior to the Company's 1997 Annual Meeting of Stockholders should qualify for an exemption from the limits imposed by section 162(m), options granted after the date of the 1997 Annual Meeting will not be subject to such exemption unless the Company's stockholders approve the limitation on the maximum number of shares. Therefore, stockholder approval of the amendment is sought to qualify the 1989 Plan under Section 162(m) of the Code, and thereby permit the Company to deduct for federal income tax purposes compensation paid to executives under the 1989 Plan.

ENHANCEMENT OF ADMINISTRATION AND OPTION EXERCISE PROCEDURES UNDER THE 1989
PLAN

         This proposed amendment authorizes the Company to require the option holder to pay the Company any required tax withholding arising in connection with the exercise of an option, or to retain and sell without notice a sufficient number of shares to satisfy applicable tax withholding requirements. The purpose of this amendment is to assist the Company's satisfaction of its tax withholding obligations under the Code.

         The Board of Directors has also approved two related amendments designed to make it easier for option holders to exercise options for shares of Common Stock without having to pay cash to satisfy the option exercise price. The first proposal would permit option holders to elect to pay the option exercise price through the constructive delivery of shares of Common Stock already owned by the option holder with a fair market value equivalent to the purchase price of such option. This amendment would dispense with the need for an option holder to arrange for the delivery of actual stock certificates when surrendering shares already owned in satisfaction of the option exercise price. The second proposal would permit option holders to elect to pay the option exercise price through the Company's withholding of shares of Common Stock otherwise issuable upon exercise of such option with a fair market value equivalent to the purchase price of such options. This amendment simply permits option holders to pay the option exercise price out of a portion of the shares of Common Stock such person is entitled to receive upon exercise of the option. The Board of Directors believes that the flexibility added by these amendments will enhance the purpose of the 1989 Plan of attracting and retaining qualified executive and managerial personnel, motivating such personnel to achieve long-range goals and providing competitive compensation opportunities to such personnel.

         The options granted to the Company's executive officers during the year ended June 30, 1996 would not have been affected if the foregoing amendments to the 1989 Plan had been in effect during such period. For information with respect to such option grants, see "Executive Compensation -- Option Grants in Last Fiscal Year."

         THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF THE COMPANY'S OUTSTANDING COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE FOREGOING AMENDMENTS TO THE 1989 PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE FOREGOING AMENDMENTS TO THE 1989 PLAN.

                               PROPOSAL NUMBER 8
                     AMENDMENT OF NONEMPLOYEE DIRECTOR PLAN

         In 1989, the Board of Directors adopted the Company's Non-Employee Director Stock Option Plan (the "Director Plan"). The Director Plan provided a one-time grant to each non-employee member of the Board of Directors on the date the plan was adopted of an option to purchase 10,500 shares of the Company's Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of such grant. The Director Plan also provides for a one-time grant of an option to purchase 10,500 shares of the Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of such grant to each new non-employee member of the Board of Directors upon such director's election or appointment to the Board. The maximum aggregate number of shares of Common Stock with respect to which options may be granted pursuant to the Director Plan is 105,000. As of August 30, 1996, options to purchase 73,500 shares of Common Stock had been granted.

         On June 18, 1996, the Board of Directors of the Company unanimously adopted, and recommended for stockholder approval, an amendment to the Director Plan that replaces the one-time grant provision in the plan with an annual grant of an option to purchase 2,000 shares of Common Stock to each non-employee member of the Board of Directors at an option exercise price equal to the fair market value of the Common Stock on the date of such grant. The amendment provides for an initial grant of an option to purchase 2,000 shares of Common Stock on August 16, 1996, the effective date of the amendment intended to cover service during the year ending with the 1996 annual meeting, and an additional grant on October 24, 1996 following the Annual Meeting of stockholders intended to cover the next year. Thereafter, grants will be made once annually to non-employee directors following the Company's Annual Meeting. The Board of Directors adopted the amendment because it believes that annual grants of long-term incentives based on the value of the Company's Common Stock will assist the Company in attracting and retaining qualified members of the Board of Directors. The Board of Directors also believes that such equity-based incentives will promote the long-term financial interests of the Company by motivating these members of the Board to achieve long range goals.

         The Board of Directors approved various other amendments to the Director Plan that do not require stockholder approval and that are described above under the caption "Amended and Restated Non-Employee Director Plan."
Such amendments are generally designed to conform the provisions of the Director Plan to recent changes to Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, as well as enhance the procedures available to option holders to exercise outstanding options. One of such amendments deleted, as permitted by Rule 16b-3, the provision in the Director Plan setting forth a maximum number of shares of Common Stock for which options may be granted thereunder. By resolution of the Board of Directors adopted on August 5, 1996, 94,500 shares of Common Stock were reserved for issuance upon the exercise of options granted under the Director Plan. Consequently, when added together with the remaining 31,500 shares of Common Stock previously reserved for issuance under the Director Plan, there will be 126,000 shares of Common Stock available for issuance in connection with options granted under the Director Plan.

         The table below indicates grants of stock options that have been granted under the Director Plan, effective August 16, 1996, subject to stockholder approval of the proposed amendments to such plan. The Board of Directors approved an additional grant of 2,000 options to be effective as of October 24, 1996 to each of the 7 non-employee directors of the Company, subject to stockholder approval of the proposed amendments to the Director Plan. The dollar value of such options, as well as future awards under the Director Plan, are not determinable.


                       NEW PLAN BENEFITS GRANTED TO DATE
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                    RECIPIENTS                          DOLLAR VALUE                NUMBER OF
                                                                                     SHARES
 Non-Executive Directors as a Group                      $  197,736                  14,000


         THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF THE COMPANY'S OUTSTANDING COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE FOREGOING AMENDMENT TO THE DIRECTOR PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE FOREGOING AMENDMENT TO THE DIRECTOR PLAN.


                         INDEPENDENT PUBLIC ACCOUNTANT

         The Company has selected Arthur Andersen LLP to be its independent public accountant for the fiscal year ending June 30, 1996. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions raised at the Meeting.


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive Officers, Directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4, and 5 which they file.

         Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons for the fiscal year ended June 30, 1996, the Company believes that all filing requirements applicable to its Executive Officers, Directors and greater than ten percent beneficial owners were met.

                            STOCKHOLDERS' PROPOSALS

         Any stockholder submitting a proposal to be acted upon by the next Annual Meeting of Stockholders is required to make such submission to the executive offices of the Company not less than 120 days in advance of the mailing date of proxy material to stockholders. Based upon the mailing date of proxy material for the 1996 Annual Meeting, any such proposal should be submitted to, and received by, the Company prior to May 23, 1997.

                     SIGNATURES OF PROXIES IN CERTAIN CASES

         If a stockholder is a corporation, the accompanying proxy should be signed in its corporate name by an authorized officer, and his or her title should be indicated. If stock is registered in the name of a decedent, the proxy should be signed by an executor or an administrator. The executor or administrator should attach to the proxy appropriate instruments showing his qualifications and authority. Proxies signed by a person as agent, attorney, administrator, executor, guardian or trustee should indicate his title following his signature.

                                        By Order of the Board of Directors




                                        Janey S. Rife

September 19, 1996

                                   EXHIBIT A

         THE FOLLOWING SETS FORTH THE TEXT OF EACH OF THE PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION THAT CORRESPONDS TO PROPOSALS 2 THROUGH 6. IN THE EVENT THAT SOME, BUT NOT ALL, OF PROPOSALS 2 THROUGH 6 ARE APPROVED BY THE COMPANY'S STOCKHOLDERS, THE PROPOSED AMENDMENTS THAT WERE ADOPTED WOULD BE RENUMBERED ACCORDINGLY.

                               PROPOSAL NUMBER 2
                              FAIR PRICE AMENDMENT

         The following shall be added as a new Article THIRTEENTH:

         THIRTEENTH. A. (1) In addition to any affirmative vote required by law, by this Certificate of Incorporation or by any Preferred Stock Designation, and except as otherwise expressly provided in Section B of this Article THIRTEENTH:

                          (i)     any merger or consolidation of the
                 Corporation or any Subsidiary (as hereinafter defined) with or into (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate (as such terms are hereinafter defined) of an Interested Stockholder; or

                          (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $1 million or more; or

                          (iii) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1 million or more; or

                          (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

                          (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is "beneficially owned" (as hereinafter defined) by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;

                 shall require the affirmative vote of not less than two-thirds (66-2/3%) of the total voting power of all outstanding Voting Shares that are not beneficially owned by the Interested Stockholder referred to in clauses (i) through (v) above or the Affiliates or Associates of such Interested Stockholder voting together as a single class. Such affirmative vote shall be required notwithstanding any other provisions of this Certificate of Incorporation or any provision of law or of any agreement with any national securities exchange or otherwise which might otherwise permit a lesser vote or no vote.

                 (2) The term "Business Combination" as used in this Article THIRTEENTH shall mean any transaction which is referred to in any one or more of subparagraphs (i) through (v) of paragraph (1) of this Section A. Notwithstanding any of the foregoing, the term Business Combination shall not include any transaction between the Corporation or any Subsidiary and another corporation fifty percent (50%) or more of the voting stock of which is owned by the Corporation or any Subsidiary and none of which is owned by an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder if each holder of common stock of the Corporation or any Subsidiary receives the same type of consideration in proportion to his holdings.

                 B. The provisions of Section A of this Article THIRTEENTH shall not be applicable to any particular Business Combination in which a particular Interested Stockholder or any Affiliate or Associate of such Interested Stockholder has an interest of the type contemplated by Section A(1) of this Article THIRTEENTH, and such Business Combination shall require only such affirmative vote as is required by law, any other provision of this Certificate of Incorporation and any Preferred Stock Designation, if, in the case of a Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation, solely in their respective capacities as stockholders of the Corporation, the condition specified in the following paragraph (1) is met, or, in the case of any other Business Combination, the conditions specified in either of the following paragraph (1) or paragraph (2) are met:

                 (1) The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined); provided however, that this condition shall not be capable of satisfaction unless there are at least three Continuing Directors.

                 (2)      All of the following conditions shall have been met:

                 (i) The aggregate amount of (x) cash and (y) Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under subparagraphs (a), (b), (c) and (d) below:

                          (a) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any share of Common Stock acquired by it or them;

                          (b) the higher of: (I) the highest Fair Market Value per share of Common Stock during the three-month period ending on the day after the date of the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (II) (if applicable) the Fair Market Value per share of Common Stock on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article THIRTEENTH as the "Determination Date"), provided that the Determination Date is not more than two years prior to the Announcement Date;

                          (c) (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to subparagraph B(i)(b)(I) above, multiplied by the ratio of (I) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of Common Stock acquired by it or them within the two-year period immediately prior to the Announcement Date to (II) the Fair Market Value per share of Common Stock on the first day in such two-year period on which the Interested Stockholder or any of its Affiliates or Associates acquired any shares of Common Stock; and

                          (d) the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for determining the holders of record of Common Stock entitled to vote on the Business Combination (or if no such record date is set, then the Announcement Date), multiplied by the then price/earnings multiple (if any) of such Interested Stockholder as customarily computed and reported in the financial community; provided, however that if the common stock of the Interested Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Securities Exchange Act of 1934, as amended (or any comparable provision of any superseding statute), and such Interested Stockholder is a direct or indirect subsidiary of another person the common stock of which is and has been so registered, the price/earnings multiple shall be that of such other person.

                 (ii) The aggregate amount of (x) cash and (y) Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Preferred Stock shall be at least equal to the highest amount determined under subparagraphs (a),
         (b), (c) and (d) below:

                          (a) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of such class of Preferred Stock acquired by it or them;

                          (b) the highest preferential amount per share to which the holders of shares of such class of Preferred Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, regardless of whether the Business Combination to be consummated constitutes such an event;

                          (c) the higher of: (I) the highest Fair Market Value per share of Preferred Stock during the three-month period ending on the day after the Announcement Date, or (II) (if applicable) the Fair Market Value per share of such class of Preferred Stock on the Determination Date, provided the Determination Date is not more than two years prior to the Announcement Date; and

                          (d) (if applicable) the price per share equal to the Fair Market Value per share of such Class of Preferred Stock determined pursuant to subparagraph (B)(ii)(c)(I) above, multiplied by the ratio of (I) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder or any of its Affiliates or Associates for any shares of such class of Preferred Stock acquired by it or them within the two-year period immediately prior to the Announcement Date to (II) the Fair Market Value per share of such class of Preferred Stock on the first day in such two-year period upon which the Interested Stockholder or any of its Affiliates or Associates acquired any shares of such class of Preferred Stock.

                 The provisions of this subparagraph (B)(2)(ii) shall be required to be met with respect to every class of outstanding Preferred Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Preferred Stock.

                 (iii) If the Interested Stockholder or any of its Affiliates or Associates have paid for shares of any class or series of Capital Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of that class or series of Capital Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder or any of its Affiliates or Associates. The price determined in accordance with subparagraphs B(2)(i) and (ii) of this Article THIRTEENTH shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

                 (iv) After becoming an Interested Stockholder and prior to the consummation of such Business Combination (a) such Interested Stockholder or any of its Affiliates or Associates shall not have acquired any newly issued shares of Capital Stock, directly or indirectly, from the Corporation or any Subsidiary (except upon conversion of convertible securities acquired by it prior to becoming an Interested Stockholder or upon compliance with the provisions of this Article THIRTEENTH or as a result of a pro rata stock dividend or stock split); (b) except as approved by a majority of the Continuing Directors, there shall have been (I) no failure to declare and pay at the regular date thereof any full quarterly or semi-annual dividends (whether or not cumulative) on the outstanding Preferred Stock, (II) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), and (III) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock; and (c) such Interested Stockholder or any of its Affiliates or Associates shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits or other tax advantages provided by the Corporation or any Subsidiary, or made any major changes in the Corporation's or any Subsidiary's business or equity capital structure; and

                 (v) A proxy statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations), whether or not the Corporation is then subject to such requirements, shall be mailed to the stockholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination for the purpose of soliciting stockholder approval of such Business Combination. The proxy statement shall contain on the first page thereof, in a prominent place, any recommendation as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to state and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors, as to the fairness (or not) of the terms of the Business Combination, from a financial point of view to the holders of the outstanding shares of capital stock of the Corporation other than the Interested Stockholder and its Affiliates or Associates (such investment banking firm to be paid a reasonable fee for its services by the Corporation).

                 C.       For the purposes of this Article THIRTEENTH:

                 (1) A "person" means any individual, limited partnership, limited liability partnership, general partnership, corporation, limited liability company, business trust or other firm or entity.

                 (2) "Interested Stockholder" means any person (other than the Corporation or any Subsidiary), who or which together with their Affiliates or Associates:

                          (i)     is the beneficial owner, directly or
                 indirectly, of fifteen percent (15%) or more of the total voting power of the outstanding Capital Stock with respect to the election of directors of the Corporation; or

                          (ii) is an Affiliate or an Associate of the Corporation or any Subsidiary and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the total voting power of the then outstanding Capital Stock with respect to the election of directors of the Corporation; or

                          (iii) is an assignee of or has otherwise succeeded to any shares of Capital Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

                 (3) A person shall be a "beneficial owner" of, or shall "beneficially own", any Capital Stock:

                          (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on September 1, 1996; or

                          (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding (but neither such person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Capital Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed to beneficially own); or

                          (iii) which are beneficially owned, directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on September 1, 1996, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in subparagraph (ii) of this paragraph (3)) or disposing of any shares of Capital Stock;

         provided, however, that in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Capital Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate or Associate of such trustee), solely by reason of such capacity of such trustee, shall be deemed for any purposes hereof, to beneficially own any shares of Capital Stock held under any such plan.

                 (4) For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph (2) of this Section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed owned through application of paragraph (3) of this Section C but shall not include any other unissued shares of Capital Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                 (5) "Affiliate" or "Associate" shall have the respective meaning ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on September 1, 1996.

                 (6) "Subsidiary" means a corporation of which a majority of any class of equity securities is owned directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (2) of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned directly or indirectly by the Corporation.

                 (7) "Continuing Director" means (i) any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Stockholder and was either a member of the Board of Directors on the effective date of this Article THIRTEENTH or a member of the Board of Directors prior to the time that the Interested Stockholder in question became an Interested Stockholder, and (ii) any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors.

                 (8) "Fair Market Value" means (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stock, or if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation during the 30-day period immediately preceding the date in question in the over-the-counter market, as reported by the NASDAQ National Market or such other system then in use, or, if no such quotations are available, the fair market value on the date in question as determined in good faith by a majority of the Continuing Directors and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

                 (9) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraphs B(2)(i) and B(2)(ii) of this Article THIRTEENTH shall include the shares of Common Stock and/or the shares of any other class (or series) of outstanding capital stock retained by the holders of such shares.

                 (10) "Whole Board" means the total number of directors which this Corporation would have if there were no vacancies.

                 (11) "Voting Shares" shall mean (i) the Common Stock of the Corporation and (ii) any shares of Preferred Stock of the Corporation that (a) by the terms of this Certificate of Incorporation or any Preferred Stock Designation are entitled to vote on matters presented to a vote of stockholders under this Article THIRTEENTH (or, if applicable, Article FOURTEENTH), and (b) were issued by the Corporation prior to the date any Person who is at the time of the vote an Interested Stockholder became an Interested Stockholder or, if issued thereafter, the issuance thereof was approved by a majority of the Continuing Directors; provided, however, that this condition shall not be capable of satisfaction unless there are at least three Continuing Directors.

                 (12) "Preferred Stock Designation" shall mean a certificate filed with the Secretary of State of the State of Delaware to evidence the designation of any series of the Preferred Stock of the Corporation established by resolution of the Board of Directors pursuant to authority granted in this Certificate of Incorporation.

                 D. A majority of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors, shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article THIRTEENTH, including, without limitation, (1) whether a person is an Interested Stockholder, (2) the number of shares of Capital Stock beneficially owned by any person, and whether any shares are "Voting Shares" under paragraph (11) of Section C of this Article THIRTEENTH, (3) whether a person is an Affiliate or Associate of another, (4) whether the applicable conditions set forth in paragraph (2) of Section B have been met with respect to any Business Combination, (5) the Fair Market Value of stock or other property in accordance with paragraph (8) of Section C of this Article THIRTEENTH, and (6) whether the assets which are the subject of any Business Combination referred to in paragraph (1)(ii) of Section A have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination referred to in paragraph (1)(iii) of Section A has, an aggregate Fair Market Value of $1 million or more. A majority of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors, or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors shall have the further power to interpret all of the terms and provisions of this Article THIRTEENTH.

                 E. A majority of the Whole Board shall have the right to demand, but only if a majority of the Whole Board shall then consist of Continuing Directors, or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors shall have the right to demand that any person who it is reasonably believed is an Interested Stockholder or Affiliate or Associate thereof (or holds of record shares of Capital Stock Beneficially Owned by any Interested Stockholder or Affiliate or Associate thereof) supply the Corporation with complete information as to (1) the record owner(s) of all shares Beneficially Owned by such person who it is reasonably believed is an Interested Stockholder or Affiliate or Associate thereof, (2) the number of, and class or series of, shares Beneficially Owned by such person who it is reasonably believed is an Interested Stockholder or Affiliate or Associate thereof and held of record by each such record owner and the number(s) of the stock certificate(s) evidencing such shares, and (3) any other factual matter relating to the applicability or effect of this Article THIRTEENTH, as may be reasonably requested of such person, and such person shall furnish such information within 10 days after receipt of such demand.

                 F. Nothing contained in this Article THIRTEENTH shall be construed to relieve any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder from any fiduciary obligation imposed by law.


                               PROPOSAL NUMBER 3
                      ELIMINATION OF STOCKHOLDER ACTION BY
                                WRITTEN CONSENT

         Article TWELFTH of the Certificate of Incorporation shall be renumbered Article SIXTEENTH, and the following shall be substituted as the new Article TWELFTH:

                 TWELFTH. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. At any annual meeting or special meeting of stockholders of the Corporation, only such business shall be conducted as shall have been brought before such meeting in the manner provided by the Bylaws of the Corporation.


                               PROPOSAL NUMBER 4
                         INCREASED STOCKHOLDER VOTE FOR
                  AMENDMENT OR REPEAL OF THE COMPANY'S BYLAWS

         The following shall be added as a new Article FOURTEENTH:

                 FOURTEENTH: The Board of Directors may adopt, repeal, alter or amend the Bylaws of the Corporation by the vote of a majority of the Whole Board (as defined in Subparagraph C(10) of Article THIRTEENTH). Notwithstanding any other provisions of this Certificate of Incorporation or any Preferred Stock Designation or any provision of law, which might otherwise permit a lesser vote or no vote, but in addition to any requirements of law and any other provisions of this

         Certificate of Incorporation or any Preferred Stock Designation (as defined in Subparagraph C(12) of Article THIRTEENTH, the stockholders may not adopt, amend, alter or repeal any provision of the Bylaws of the Corporation, except by the affirmative vote of (i) the holders of at least two-thirds (66-2/3%) of the voting power of the then outstanding Voting Shares (as defined in Subparagraph C(11) of Article THIRTEENTH) voting together as a single class, and (ii) if such amendment has been proposed, directly or indirectly, by or on behalf of any Interested Stockholder (as defined in Subparagraph C(2) of Article THIRTEENTH), it must also be approved by the affirmative vote of not less than two-thirds (66-2/3%) of the total voting power of all outstanding Voting Shares that are not beneficially owned by such Interested Stockholder or the Affiliates or Associates (as defined in Subparagraph C(5) of Article THIRTEENTH) of such Interested Stockholder, voting together as a single class.



                               PROPOSAL NUMBER 5
                         INCREASED STOCKHOLDER VOTE FOR
                           AMENDMENT OR REPEAL OF THE
                              PROPOSED AMENDMENTS

         The following shall be added as a new Article FIFTEENTH:

                 FIFTEENTH. Notwithstanding any other provisions of this Certificate of Incorporation, any Preferred Stock Designation (as defined in subparagraph C(12) of Article THIRTEENTH), or any provision of law, which might otherwise permit a lesser vote or no vote, but in addition to any requirements of law, any other provisions of this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of not less than two-thirds (66-2/3%) of the total voting power of all outstanding Voting Shares (as defined in subparagraph C(11) of Article THIRTEENTH) voting together as a single class, shall be required to alter, amend or repeal Article TWELFTH, Article THIRTEENTH, Article FOURTEENTH or this Article FIFTEENTH; provided, however, that if such action has been proposed, directly or indirectly, by or on behalf of any Interested Stockholder (as defined in subparagraph C(2) of Article THIRTEENTH), it must also be approved by the affirmative vote of not less than two-thirds (66-2/3%) of the total voting power of all outstanding Voting Shares (as defined in subparagraph C(11) of Article THIRTEENTH) that are not beneficially owned by such Interested Stockholder or the Affiliates or Associates (as defined in subparagraph C(5) of Article THIRTEENTH) of such Interested Stockholder, voting together as a single class.

                              PROPOSAL NUMBER 6
                        INCREASE IN AUTHORIZED CAPITAL
                             STOCK OF THE COMPANY

         The first paragraph of Article FOURTH of the Certificate of Incorporation is hereby deleted and the following shall be substituted in lieu thereof:

                 FOURTH. The total number of shares of Capital Stock which the Corporation shall have authority to issue is Thirty-Five Million Four Hundred Eighty-Seven Thousand Four Hundred Ten (35,487,410) shares, divided into Four Hundred Eighty-Seven Thousand Four Hundred Ten (487,410) shares of Preferred Stock, without par value, issuable in series, hereinafter called "Preferred Stock Issuable in Series," and Thirty-Five Million (35,000,000) shares of Common Stock of the par value of $1.00 each.

                                   EXHIBIT B


         The following sets forth the advance notice requirements for director nominations and stockholder proposals contained in the Company's Bylaws.

         Section 2.       Advance Notice Requirements for Director Nominations.

                 (a) Subject to Article III, Section 2 of these Bylaws, [relating to the authority of the Board of Directors to fill vacancies on the board by a majority vote of the directors then in office] only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (1) by or at the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors and (2) by any stockholder of the corporation entitled to vote for the election of directors at the meeting, who is a stockholder of record at the time of giving the notice provided for in these Bylaws and who complies with the notice procedures set forth in these Bylaws.

                 (b) In addition to any other applicable requirements, and subject to any limitations on business which may be proposed or transacted at such meeting, including, without limitation, Article II,
         Section 5 of these Bylaws, [relating to special meetings of stockholders] nominations for directors, other than nominations made by or at the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely with respect to an annual meeting of stockholders, a stockholder's notice must be received at the principal executive offices of the corporation not less than sixty (60) days nor more than one hundred twenty days (120) prior to the date of the annual meeting of stockholders; provided, however, that in the event that the first public disclosure (whether by mailing of a notice to stockholders or the exchange on which the common stock of the corporation is listed or to the Nasdaq National Market, by press release or otherwise) of the date of the annual meeting of the stockholders is made less than sixty-five (65) days prior to the date of such meeting, notice by a stockholder will be timely if received at the principal executive offices of the corporation not later than the close of business on the tenth (10) day following the day on which such public disclosure is first made. To be timely with respect to a special meeting of stockholders at which directors are to be elected, a stockholder's notice must be received at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which the first public disclosure (whether by mailing of a notice to stockholders or the exchange on which the common stock of the corporation is listed or to the Nasdaq National Market, by press release or otherwise) of the date of the special meeting is made.

                 (c) A stockholder's notice of a director nominee shall set forth (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (a) the name, age, business address and residence address of the person; (b) the principal occupation or employment of the person; (c) the class and number of shares of capital stock of the corporation which are beneficially owned by the person; and (d) such other information relating to the person, as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such person whether or not such proxies are in fact solicited for the election of such person; and (2) as to the stockholder giving the notice (a) the name and address, as they appear on the corporation's stock register, of the stockholder; (b) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder; and (c) such other information relating to the stockholder or the nomination as is required to be disclosed under the rules of the Securities and Exchange Commission governing the solicitation of proxies whether or not such proxies are in fact solicited by the stockholder. Such notice must also include a signed consent of each such nominee to serve as a director of the corporation, if elected or re-elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility for election of such nominee as a director of the corporation. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a director nomination was not made in accordance with the foregoing procedure, and if he should so determine, the defective nomination shall be disregarded.

                 (d) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Article II, Section 2.

         Section 4. Advance Notice Requirements for Business Conducted at Stockholder Meetings.

                 (a) At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual or special meeting of stockholders, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors or
         (3) otherwise properly brought before the meeting by any stockholder of the corporation who is entitled to vote at such meeting, who is a stockholder of record at the time of giving of the notice provided for in these Bylaws and who complies with the notice procedures set forth in these Bylaws.

                 (b) In addition to any other applicable requirements, and subject to any limitations on business which may be proposed or transacted at such meeting, including, without limitation, Article II,
         Section 5 of these Bylaws [relating to special meetings of stockholders], for business to be properly brought before an annual or special meeting by a stockholder pursuant to clause (3) of paragraph
         (a) above, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely with respect to an annual meeting of stockholders, a stockholder's notice must be received at the principal executive offices of the corporation not less than sixty (60) days nor more than one hundred twenty days (120) prior to the date of the annual meeting; provided, however, that in the event that the first public disclosure (whether by mailing of a notice to stockholders or the exchange on which the common stock of the corporation is listed or to the Nasdaq National Market, by press release or otherwise) of the date of the annual meeting is made less than sixty-five (65) days prior to the date of the meeting, notice by a stockholder will be timely if received not later than the close of business on the tenth
         (10) day following the day on which such public disclosure is first made. To be timely with respect to a special meeting of stockholders, a stockholder's notice must be received at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which the first public disclosure (whether by mailing of a notice to stockholders or the exchange on which the stock of the corporation is listed or to the Nasdaq National Market, by press release or otherwise), of the date of the special meeting is made.

                 (c) A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (3) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, (4) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (5) such other information relating to the stockholder or the business proposed to be brought before the meeting as is required to be disclosed under the rules of the Securities and Exchange Commission governing the solicitation of proxies whether or not such proxies are in fact solicited by the stockholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual or special meeting of stockholders except in accordance with the procedures set forth in this Article II, Section 4 (or to the extent applicable, Article II, Section 2); provided, however, that nothing in this Article II, Section 4 shall be deemed to preclude discussion by any stockholder of any business properly bought before the annual or special meeting of stockholders in accordance with said procedures.

                 (d) The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this
         Article II, Section 4.

                 (e) Notwithstanding anything in this Section 4, or these Bylaws, should an annual or special meeting be convened and subsequently adjourned, no business may be brought before any reconvened annual or special meeting that was not, pursuant to these Bylaws, properly brought before the annual or special meeting that was previously adjourned.

PROXY                     REPUBLIC GROUP INCORPORATED
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Republic Group Incorporated (the "Company") to be held on October 24, 1996 and the Proxy Statement in connection therewith, and (2) constitutes and appoints Talbot Rain, Phil Simpson, Gerald L. Ray and each of them (acting by majority, or if only one be present, then by that one alone), his attorneys and proxies, with full power of substitution and revocation to each, for and in the name, place and stead of the undersigned, to vote, and act with respect to, all of the shares of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at said meeting and at any adjournment(s) thereof, and especially to vote as designated below.

1.       ELECTION OF DIRECTORS

   [ ]     FOR all nominees listed below
           (except as marked to the contrary
           below)

   [ ]     WITHHOLD AUTHORITY
           to vote for all nominees listed
           below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Stephen L. Gagnon, Bert A. Nelson, Talbot Rain, Gerald L. Ray, Robert F. Sexton, David P. Simpson, Phil Simpson, L.L. Wallace, David B. Yarbrough

2. Approval of an amendment to the Company's Restated Certificate of Incorporation to add a "fair price" provision requiring that certain transactions with interested 15% stockholders of the Company (or certain related parties) be approved by the vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock of the Company (excluding shares held by such interested stockholders and certain related parties) unless the transaction is approved by a majority of the Continuing Directors (as defined in such amendment) or certain procedural and fair price requirements are satisfied.

                 [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

3. Approval of an amendment to the Company's Restated Certificate of Incorporation to add a requirement that action by stockholders only be taken at an annual or special meeting of stockholders and not by written consent.

                 [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

4. Approval of an amendment to the Company's Restated Certificate of Incorporation to add a requirement that adoption, amendment, alteration or repeal of the Amended and Restated Bylaws of the Company by the stockholders requires the vote of the holders of not less than 662/3% of the total voting power of all outstanding shares of voting stock of the Company, and, if such action has been proposed by an interested 15% stockholder (or certain related parties), the additional vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock not beneficially owned by such interested stockholder or such related parties.

                 [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

5. Approval of an amendment to the Company's Restated Certificate of Incorporation to add a requirement that amendment, alteration or repeal of the foregoing amendments to the Restated Certificate of Incorporation that are approved, as well as the amendment that would be added by this proposal itself, requires the vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock, and, if such action has been proposed by an interested 15% stockholder (or certain related parties), the additional vote of the holders of not less than 66-2/3% of the total voting power of all outstanding shares of voting stock not beneficially owned by such interested stockholder or such related parties.

                 [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

6. Approval of an amendment to the Company's Restated Certificate of Incorporation to increase the total number of shares of Common Stock that the Company shall have the authority to issue from 25,000,000 to 35,000,000.

                 [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

7. Approval of certain amendments to the Company's 1989 Long-Term Incentive Plan (as more particularly described in the attached Proxy Statement).

                 [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

8. Approval of an amendment to the Company's Non-Employee Director Stock Option Plan (as more particularly described in the attached Proxy Statement).

                 [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

9. In their discretion on any other matters as may properly come before the meeting or any adjournment(s) thereof.

                           (Continued on other side)

                         (Continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2 through 8.


                                        DATED                            , 1996
                                             ----------------------------

                                        PLEASE SIGN HERE
                                                        ------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Please sign exactly as your name
                                        appears.  If shares are held by joint
                                        tenants, both must sign.  If signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such.  If a corporation,
                                        please sign in full corporate name by
                                        an authorized officer.  If a
                                        partnership, please sign in partnership
                                        name by authorized person.

                                                                    APPENDIX A




                          REPUBLIC GROUP INCORPORATED

                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                            AS AMENDED AND RESTATED

                           EFFECTIVE AUGUST 16, 1996

                          REPUBLIC GROUP INCORPORATED
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                      AS AMENDED EFFECTIVE AUGUST 16, 1996

         This is a plan pursuant to which options to purchase the Common Stock, par value $1.00 per share (the "Common Stock"), of Republic Group Incorporated, a Delaware corporation formerly known as Republic Gypsum Company (the "Corporation"), are granted to non-employee directors of the Corporation. This plan is known as the Non-Employee Director Stock Option Plan (the "Plan"), and was originally effective August 7, 1989. The purpose of the Plan is to obtain and retain the services of qualified persons who are not full-time employees of the Corporation to serve as directors of the Corporation, and to demonstrate the Corporation's appreciation for their service upon its Board of Directors.

         Section 1. Administration. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors"). The Board of Directors, in its discretion, may delegate any or all of its authority, powers and discretion under the Plan to a committee (the "Committee") of the Board of Directors; and the Board of Directors in its discretion may revest any or all such authority, powers and discretion in itself at any time. The Board of Directors, subject to the provisions of the Plan and Sections 2 and 4 in particular, shall have the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

         Section 2. Eligibility and Grants of Options. Each member of the Board of Directors serving on the effective date of the restated and amended Plan, who is not a full-time employee of the Corporation ("non-employee director"), shall be granted without further action by the Board of Directors or the Committee an option to purchase 1,500 shares of the Corporation's Common Stock on the effective date of the restated and amended Plan. Thereafter, on the first business day following each annual meeting of stockholders of the Corporation, each non-employee director shall be granted without further action by the Board of Directors or the Committee an option to purchase 1,500 shares of the Corporation's Common Stock. As soon as practicable after the grant of an option under the Plan, the Corporation and the non-employee director shall enter into a Stock Option Agreement evidencing the option so granted. Such agreement shall be in such form, consistent with the Plan, as the Board of Directors shall deem appropriate.

         Section 3. Adjustment of Number of Shares. In the event that a dividend or stock split hereinafter shall be declared upon the Common Stock of the Corporation payable in shares of Common Stock of the Corporation, the number of shares of Common Stock then subject to any outstanding option under the Plan and the number of shares as to which an option is to be granted to any non-employee director under Section 2 of the Plan shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or stock split. In the event that the outstanding shares of the Common Stock of the Corporation shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation whether through reorganization, recapitalization or reclassification, then there shall be substituted for each share of Common Stock subject to or to be subject to any such option under Section 2, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

         In the event there shall be any change, other than as specified above in this Section 3, in the number or kind of outstanding shares of Common Stock of the Corporation or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then the Board of Directors shall make such adjustment, if any, as it deems equitable in the number and/or kind of shares or other securities subject to outstanding options or subject to options to be granted under Section 2 hereof. In the case of any such substitution or adjustment as provided for in this Section, the option price for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section. No adjustment or substitution provided for in this Section 3 shall require the Corporation to sell a fractional share, and the total substitution or adjustment with respect to each option shall be limited accordingly.

         Section 4.       Exercise and Termination of Options.

                 (a) Subject to the provisions of Section 6 hereof, each option granted under the Plan shall be exercisable in full one (1) year following the grant of such option; provided, that the non-employee director has served as a non-employee director throughout such one-year period. If the non-employee director should cease to serve as a director during the one-year period by reason of death or permanent disability (of which the Board of Directors shall be the sole judge), each option granted under the Plan shall be exercisable in full on or after the date that the non-employee director ceases to serve as a director.

                 (b) The option price per share of the shares of Common Stock subject to an option granted under the Plan shall be 100% of the fair market value of a share of the Common Stock on the day the option is granted. The option price per share will be subject to adjustment in accordance with the provisions of Section 3 of the Plan. Any adjustment or determination made by the Board of Directors shall be conclusive. For purposes of the Plan, if the Common Stock is listed on a national securities exchange, the fair market value of a share of the Common Stock on any date shall be the closing sale price of such a share on such date on such exchange, or, if there is no closing sale price on such date, the closing sale price of such a share on such exchange on the last preceding date on which there was such a closing sale price.

                 (c) Each option shall automatically terminate upon the occurrence of the following events: (i) twelve months after the non-employee director ceases to be a director of the Corporation by reason of the non- employee director's death or permanent disability (of which the Board of Directors shall be the sole judge); or (ii) six months after the non-employee director ceases to be a director of the Corporation for any reason, other than as set forth in (i) above.

                 (d) Options granted under the Plan shall not be transferable by the nonemployee director other than to Permitted Transferees, as defined herein, or other than by will or, if he dies intestate, by the laws of descent and distribution of the state of domicile at the time of his death, and such options shall be exercisable during his lifetime only by such non-employee director, a Permitted Transferee, or by his guardian or legal representative. "Permitted Transferee" means a member of the non-employee director's immediate family, trusts for the benefit of such immediate family members, and partnerships in which the non-employee director and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer.

         Section 5. Manner of Exercise of Option. Options granted hereunder shall be exercised by delivering to the Secretary of the Corporation, from time to time within the time limits specified in Section 4 hereof, a written notice specifying the number of shares the option holder then desires to purchase together with (a) a check payable in United States currency to the order of the Corporation for an amount equal to the option price for such number of shares, or (b) shares of Common Stock owned by the option holder duly endorsed to the order of the Corporation, with a fair market value equal to the option price for such number of shares, as of the close of business on the immediately preceding business day (determined in accordance with Section 4 hereof), or (c) any combination of the foregoing, and such other instruments or agreements duly signed by the option holder as in the opinion of counsel for the Corporation may be necessary or advisable in order that the issuance of such number of shares comply with the applicable rules and regulations under the Securities Act of 1933, any appropriate state securities laws or any requirement of any national securities exchange on which such stock may be traded. As soon as practical after any such exercise of an option in whole or in part, the Corporation will deliver to the option holder at the principal executive offices of the Corporation, a certificate for the number of shares with respect to which the option shall have been so exercised, issued in the option holder's name. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Corporation's transfer agent, as may be deemed necessary or advisable by counsel to the Corporation in order to comply with the requirements of the Securities Act of 1933 or any state securities laws. In addition, unless restricted by the Board of Directors, option holders may elect to pay the purchase price of shares of Common Stock purchased upon the exercise of Options in cash or through the constructive delivery at the time of such exercise of shares of Common Stock (valued at fair market value as of the date of exercise) already owned by the option holders, or any combination thereof, equivalent to the purchase price of such Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Option holders also may elect to pay, unless restricted by the Board of Directors, the purchase price, in whole or in part, of shares of Common Stock purchased upon the exercise of Options through the Company's withholding of shares of Common Stock (valued at fair market value as of the date of exercise) that would otherwise be issuable upon exercise of such options equivalent to the purchase price of such Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

         Section 6. Change in Control. Notwithstanding any other provision of the Plan, in the event of a change in control, all outstanding stock options will automatically become fully exercisable. For purposes of this paragraph 6, the term "change in control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

                 (a) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the Company, a wholly-owned subsidiary of the Company, any employee benefit plan of the Company or of a Subsidiary or any trustee of such a plan, is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 35 percent or more of the total voting power of the Company's then outstanding voting stock.

                 (b) a tender offer (for which a filing has been made with the Securities Exchange Commission ("SEC") which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in case of a tender offer described in this paragraph (b), the change in control will be deemed to have occurred upon the first to occur of (i) any time during the offer when the person (using the definition in (a) above) making the offer owns or has accepted for payment stock of the Company with 35 percent of the total voting power of the Company's stock or (ii) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with 35 percent or more of the total voting power of the Company's stock when the offer terminates; or

                 (c) individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

For purposes hereof, a person will be deemed to be the beneficial owner of any voting securities of the Company which it would be considered to beneficially own under Securities and Exchange Commission Rule 13d-3 (or any similar or superseding statute or rule) from time to time in effect.

         Section 7. Effective Date of Restated Plan. The effective date of the restated and amended Plan shall be August 16, 1996. It is the intent of the Company that the restated and amended Plan comply with new Rule 16b-3, issued by the Securities and Exchange Commission on May 31, 1996.

         Section 8. Amendment of the Plan. The Board of Directors shall have the right to amend, suspend or terminate this Plan at any time, and make modifications or amendments to such Plan; provided, however, that the approval by the affirmative vote of holders of a majority of the shares of Common Stock present or represented by proxy at a meeting of stockholders of the Corporation shall be required for any amendment if such approval is a condition of Securities and Exchange Commission Rule 16b-3 as it is applicable to the Plan at the time such amendment becomes effective. Termination or any modification or amendment of the Plan shall not, without the consent of a non-employee director, affect his rights under an option previously granted to him.

         Section 9.       Limitation of Rights.

                 (a) Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, expressed or implied, that the Corporation will retain a director for any period of time.

                 (b) An option holder shall have no rights as a stockholder with respect to the shares covered by his option until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

                                                                    APPENDIX B


                          REPUBLIC GROUP INCORPORATED
                         1989 LONG-TERM INCENTIVE PLAN
              (As Restated and Amended Effective August 16, 1996)

                                  I.  GENERAL

         1. Purpose. The REPUBLIC GROUP INCORPORATED 1989 Long-Term Incentive Plan (the "1989 Plan") has been established by REPUBLIC GROUP INCORPORATED (the "Company") to:

                 (a) attract and retain key executive and managerial employees;

                 (b) motivate participating employees, by means of appropriate incentive, to achieve long-range goals;

                 (c) provide incentive compensation opportunities which are competitive with those of other major corporations; and

                 (d) further identify Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

         2. Effective Date. Subject to the approval of the holders of a majority of the Stock of the Company present, or represented, and entitled to vote at the Company's 1989 annual meeting of its stockholders, the 1989 Plan shall be effective as of July 1, 1989, provided, however, that awards made under the 1989 Plan prior to such approval of the 1989 Plan by stockholders of the Company are contingent on such approval of the 1989 Plan by the stockholders of the Company and shall be null and void if such approval of the stockholders of the Company is withheld. The 1989 Plan shall be unlimited in duration and, in the event of plan termination, shall remain in effect as long as any awards under it are outstanding. Effective August 16, 1996, it is the intent of the Company for the Plan to comply with new Rule 16b-3, issued by the Securities and Exchange Commission on May 31, 1996.


         3.      Definitions.   The following definitions are applicable to the
1989 Plan.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Compensation Committee of the Board.

         "Disabled" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

         "Fair Market Value" of any Stock means, as of any date, the closing market composite price for such Stock as reported for the New York Stock Exchange-Composite Transactions on the date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

         "Option Date" means, with respect to any Stock Option, the date on which the Stock Option is awarded under the 1989 Plan.

         "Participant" means any employee of the Company or any Subsidiary who is selected by the Board to participate in the 1989 Plan.

         "Performance Unit" shall have the meaning ascribed to it in Part VI.

         "Permitted Transferees" means a member of an optionee's immediate family, trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are the only partners, provided that no consideration is provided for the transfer.

         "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns 50% or more of the total combined voting power of all classes of stock of the Company that are entitled to vote.

         "Restricted Period" has the meaning ascribed to it in Part V.

         "Restricted Stock" has the meaning ascribed to it in Part V.

         "Retirement" means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time; (ii) termination of employment because a participant becomes Disabled; or (iii) termination of employment voluntarily with the consent of the Company (of which the Board shall be the sole judge).

         "Stock" means REPUBLIC GROUP INCORPORATED common stock.

         "Stock Appreciation Right" means the right of a holder of a Stock Option to receive Stock or cash as described in Part IV.

         "Stock Option" means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option or Non- Qualified Option awarded pursuant to the provisions of the 1989 Plan.

         "Subsidiary" means any corporation during any period of which 50% or more of the total combined voting power of all classes of stock entitled to vote is owned, directly or indirectly, by the Company.

         4. Administration. The authority to manage and control the operation and administration of the 1989 Plan shall be vested in the Board. Subject to the provisions of the 1989 Plan, the Board will have authority to select employees to receive awards of Stock Options with or without tandem Stock Appreciation Rights, Restricted Stock and/or Performance Units, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, to determine the number and value of Performance Units awarded and earned, and to cancel or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company's success and such other factors as the Board deems relevant. The Board is authorized to interpret the 1989 Plan, to establish, amend, and rescind any rules and regulations relating to the 1989 Plan, to determine the terms and provisions of any agreements made pursuant to the 1989 Plan, and to make all other determinations that may be necessary or advisable for the administration of the 1989 Plan.

         The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Committee, which shall consist of two or more "outside directors," as such term is defined under the Treasury Regulations under Code section 162(m), each of whom shall serve at the pleasure of the Board; and the Board in its discretion may revest any or all such authority, powers and discretion in itself at any time. If appointed, the Committee shall function as follows: A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

         5. Participation. Subject to the terms and conditions of the 1989 Plan, the Board shall determine and designate, from time to time, the key executives and managerial employees of the Company and/or its Subsidiaries who will participate in the 1989 Plan. In the discretion of the Board, an eligible employee may be awarded Stock Options with or without tandem Stock Appreciation Rights, Restricted Stock or Performance Units or any combination thereof, and more than one award may be granted to a Participant. Except as otherwise agreed to by the Company and the Participant, any award under the 1989 Plan shall not affect any previous award to the Participant under the 1989 Plan or any other plan maintained by the Company or its Subsidiaries.

         6. Shares Subject to the 1989 Plan. The shares of Stock with respect to which awards may be made under the 1989 Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of paragraph I.10, the number of shares of Stock available under the 1989 Plan for the grant of Stock Options with or without tandem Stock Appreciation Rights, Performance Units and Restricted Stock shall not exceed 1,150,000 shares in the aggregate. Subject to the provisions of paragraph I.10, the number of shares of Stock which may be available for grant with respect to Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Units under the 1989 Plan shall be increased, as of the first day of each subsequent fiscal year for which the 1989 Plan is in effect, by five percent (5%) of the number of shares of Stock issued by the Company during the preceding fiscal year (exclusive of shares of Stock issued pursuant to awards made under the 1989 Plan and reissuances of treasury stock by the Company). If, for any reason, any award under the 1989 Plan otherwise distributable in shares of Stock, or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the 1989 Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the 1989 Plan. The maximum number of shares of Stock with respect to which options or rights may be granted each calendar year to each employee shall be 50,000.

         7. Compliance With Applicable Laws and Withholding of Taxes. Notwithstanding any other provision of the 1989 Plan, the Company shall have no liability to issue any shares of Stock under the 1989 Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the 1989 Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or
with the intention of distributing the shares.   All awards and payments under
the 1989 Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock which the Participant already owns, or to which a Participant is otherwise entitled under the 1989 Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of a Stock Option or Stock Appreciation Right or in connection with an award of Restricted Stock or Performance Units under the 1989 Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Stock pursuant to the exercise of a Stock Option or a Stock Appreciation Right or with respect to an award of Performance Units pursuant to the 1989 Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition. Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the employee or other person receiving shares of Stock in respect of such Restricted Stock award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

         8. Transferability. Incentive Stock Options with or without tandem Stock Appreciation Rights, Performance Units, and, during the period of restriction, Restricted Stock awarded under the 1989 Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options with or without tandem Stock Appreciation Rights may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative. Non-Qualified Stock Options with or without tandem Stock Appreciation Rights may be transferred to Permitted Transferees, and may be exercised either by the Participant, his guardian or legal representative, or by a Permitted Transferee.

         9. Employment and Stockholder Status. The 1989 Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary. Subject to the provisions of paragraph V.3(a), no award under the 1989 Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to paragraph 1.7, certificates representing such shares may bear a legend referring to such restrictions.

         10. Adjustments to Number of Shares Subject to the 1989 Plan. Subject to the following provisions of this paragraph 10 in the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the 1989 Plan, the terms and the number of shares of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Stock, and the purchase price of a share of Stock under Stock Options, may be equitably adjusted by the Board in its sole discretion.

         11. Change in Control. Notwithstanding any other provision of the 1989 Plan, in the event of a change in control, (i) all outstanding Stock Options which have been outstanding for at least six months, with or without tandem Stock Appreciation Rights, and Restricted Stock, and (ii) effective for all awards made under the 1989 Plan on or after August 16, 1996, all outstanding Stock Options, with or without tandem Stock Appreciation Rights, and Restricted Stock, will automatically become fully exercisable and/or vested, and

Performance Units may be paid out in such manner and amounts as determined by the Board. For purposes of this paragraph 11, the term "change in control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

                 (a) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the Company, a wholly-owned subsidiary of the Company, any employee benefit plan of the Company or of a Subsidiary or any trustee of such a plan, is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 35 percent or more of the total voting power of the Company's then outstanding voting stock.

                 (b) a tender offer (for which a filing has been made with the Securities Exchange Commission ("SEC") which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in case of a tender offer described in this paragraph (b), the change in control will be deemed to have occurred upon the first to occur of (i) any time during the offer when the person (using the definition in (a) above) making the offer owns or has accepted for payment stock of the Company with 35 percent of the total voting power of the Company's stock or (ii) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with 35 percent or more of the total voting power of the Company's stock when the offer terminates; or

                 (c) individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

For purposes hereof, a person will be deemed to be the beneficial owner of any voting securities of the Company which it would be considered to beneficially own under Securities and Exchange Commission Rule 13d-3 (or any similar or superseding statute or rule) from time to time in effect.

         12. Agreement With Company. At the time of any awards under the 1989 Plan, the Board will require a Participant to enter into an agreement with the Company in a form specified by the Board, agreeing to the terms and conditions of the 1989 Plan and to such additional terms and conditions, not inconsistent with the 1989 Plan, as the Board may, in its sole discretion, prescribe.

         13. Amendment and Termination of 1989 Plan. Subject to the following provisions of this paragraph 13, the Board may at any time and in any way amend, suspend or terminate the 1989 Plan. No amendment of the 1989 Plan and, except as provided in paragraph 10, no action by the Board shall, without further approval of the stockholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the 1989 Plan, materially increase the benefits accruing to Participants under the 1989 Plan or materially modify the requirements as to eligibility for participation in the 1989 Plan, if stockholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or the Code at the time such amendment is adopted. No amendment, suspension or termination of the 1989 Plan shall alter or impair any Stock Option with or without tandem Stock Appreciation Right, share of Restricted Stock or Performance Unit previously awarded under the 1989 Plan without the consent of the holder thereof.


                          II.  INCENTIVE STOCK OPTIONS

         1. Definition. The award of an Incentive Stock Option under the 1989 Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Part II.

         2. Eligibility. The Board shall designate the Participants to whom Incentive Stock Options, as described in section 422A(b) of the Code or any successor section thereto, are to be awarded under the 1989 Plan and shall determine the number of option shares to be offered to each of them. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

         3. Price. The purchase price of a share of Stock under each Incentive Stock Option shall be determined by the Board, provided, however, that in no event shall such price be less than the greater of (a) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the option owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary) or (b) the par value of a share of Stock on such date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

         4. Exercise. No Incentive Stock Option may be exercised by a Participant (a) prior to the date on which he completes six continuous months of employment with the Company or any Related Company after the date of the award thereof, or (b) after the Expiration Date applicable to that option. Provided, however, that the six-month requirement shall not apply if the Participant's employment terminates by reason of death or because the Participant becomes Disabled. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. The exercise of an Incentive Stock Option will result in the surrender of the related Stock Appreciation Right, if any. Effective for all awards of Incentive Stock Options under the 1989 Plan on or after August 16, 1996, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Incentive Stock Options through the Company's withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise be issuable upon exercise of such options equivalent to the purchase price of such Incentive Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. A Participant's payment of the purchase price in connection with the exercise of an Incentive Stock Option through the Company's withholding of shares of Stock that would otherwise be issuable under such Incentive Stock Option may constitute a disposition of the withheld Stock within the meaning of Code
Section 424(c), resulting in the disqualification of the withheld Stock from treatment as an incentive stock option under Code Section 422 and the Participant's recognition of ordinary income in the year of the disposition. Furthermore, a Participant's payment of the purchase price in connection with the exercise of an Incentive Stock Option through actual or constructive delivery of shares of Stock (the "ISO Stock") that were acquired through the exercise of an Incentive Stock Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code Section 424(c)) of the ISO Stock, resulting in the disqualification of the ISO Stock from treatment as an incentive stock option under Code Section 422, and the Participant's recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Stock Option by either of these methods.

         5. Option Expiration Date. The "Expiration Date" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the 1989 Plan means the earliest of:

                          (a) the date that is 10 years after the date on which the Incentive Stock Option is awarded (or, if the Participant owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary, the date that is 5 years after the date on which the Incentive Stock Option is awarded);

                          (b) the date established by the Board at the time of the award;





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
                          (c)     the date that is one year after the
                                  Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death.

                          (d) the date the Participant's employment with the Company and all Related Companies is terminated for reasons other than Retirement or death; or

                          (e) the date that is three months after the date the Participant's employment with the Company and all Related Companies is terminated by reason of Retirement.

                 All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.


                       III.  NON-QUALIFIED STOCK OPTIONS

         1. Definition. The award of a Non-Qualified Stock Option under the 1989 Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this
Part III.

         2. Eligibility. The Board shall designate the Participants to whom Non-Qualified Stock Options are to be awarded under the 1989 Plan and shall determine the number of option shares to be offered to each of them.

         3. Price. The purchase price of a share of Stock under each Non-Qualified Stock Option shall be determined by the Board; provided, however, that in no event shall such price be less than the greater of (a) fifty percent (50%) of the Fair Market Value of a share of Stock as of the Option Date or (b) the par value of a share of such Stock on such date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Non-Qualified Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Non-Qualified Options through the Company's withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise by issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

         4. Exercise. No Non-Qualified Stock Option may be exercised by a participant: (a) prior to the date on which the Participant completes six continuous months of employment with the Company or any Related Company after the date of the award thereof; or (b) after the Expiration Date applicable to that option. Provided, however, that the six-month requirement shall not apply if the Participant's employment terminates by reason of death or because the Participant becomes Disabled. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. The exercise of a Non-Qualified Stock Option will result in the surrender of the related Stock Appreciation Right, if any.

         5. Option Expiration Date. The "Expiration Date" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the 1989 Plan means the earliest of:

                 (a) the date established by the Board at the time of the award;

                 (b) the date the Participant's employment with the Company and all Related Companies is terminated for reasons other than Retirement or death; or

                 (c) the date that is three years after the date the Participant's employment with the Company and all Related Companies is terminated by reason of Retirement or death.

All rights to purchase shares of Stock pursuant to a Non-Qualified Stock Option shall cease as of such option's Expiration Date.


                         IV.  STOCK APPRECIATION RIGHTS

         1. Definition. A Stock Appreciation Right is an award that may be granted in tandem with a Non-Qualified Stock Option or Incentive Stock Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of option Stock at the time of exercise of the Stock Appreciation Right and the option price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Part IV.

         2. Eligibility. The Board may, in its discretion, award the holders of any Incentive Stock Options or Non-Qualified Stock Options awarded under the 1989 Plan a Stock

Appreciation Right under this Part IV concurrent with, or subsequent to, the award of the option.

         3. Exercise. A Stock Appreciation Right may be exercised under the applicable terms and conditions of the Incentive Stock Option or Non-Qualified Stock Option with respect to which the Stock Appreciation Right is awarded. A Stock Appreciation Right shall entitle the holder of a Stock Option to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Board, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Option. The exercise of a Stock Appreciation Right will result in the surrender of the related Incentive Stock Option or Non-Qualified Stock Option.

         4. Expiration Date. The "Expiration Date" with respect to a Stock Appreciation Right shall be determined by the Board, and shall be not later than the Expiration Date for the related Stock Option.


                              V.  RESTRICTED STOCK

         1. Definition. Restricted Stock awards are grants of Stock to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Board.

         2. Eligibility. The Board shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

         3. Terms and Conditions of Awards. All shares of Restricted Stock awarded to Participants under the 1989 Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the 1989 Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Agreement referred to in Part I, paragraph 12.

                 (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of five years or such shorter period as the Board may determine, but not less than one year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

                 (b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one year.

                 (c) Except as otherwise determined by the Board in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

                 (d) Each certificate issued in respect of shares of Restricted Stock awarded under the 1989 Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

                          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the REPUBLIC GROUP INCORPORATED 1989 Long-Term Incentive Plan and an agreement entered into between the registered owner and REPUBLIC GROUP INCORPORATED. A copy of such plan and agreement is on file in the office of the Secretary of REPUBLIC GROUP INCORPORATED, 3625 Miller Park Drive, Garland, Texas 75042-7522."

                 (e) At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

         4. Substitution of Cash. The Board may, in its discretion, substitute cash equal to the Fair Market Value (determined as of the date of distribution) of Stock otherwise required to be distributed to a Participant in accordance with Part V, paragraph 3.


                             VI.  PERFORMANCE UNITS

         1. Definition. Performance Units are awards to Participants who may receive value for the units at the end of a Performance Period. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

         2. Eligibility. The Board shall designate the Participants to whom Performance Units are to be awarded, and the number of units to be the subject of such awards.

         3. Terms and Conditions of Awards. For each Participant, the Board will determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; and the number of earned Performance Units that will be paid in cash and/or shares of Stock.

         4. Payment. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned units to be paid in cash and the number to be paid in Stock. For Performance Units valued when awarded in shares of Stock, one share of Stock will be paid for each unit earned, or cash will be paid for each unit earned equal to either
(a) the Fair Market Value of a share of Stock at the end of the Performance Period or (b) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Units valued when awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (a) the Fair Market Value of a share of Stock at the end of the Performance Period or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

         5. Retirement, Death or Termination. A Participant whose employment with the Company and Related Companies terminates during a performance period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months employed during the period to the total months of the performance period. If the Participant's employment with the Company and Related Companies terminates during a performance period for any reason other than Retirement or death, the Performance Units issued with respect to that performance period will be forfeited on the date his employment with the Company and Related Companies terminates. Notwithstanding the foregoing provisions of this Part VI, if a Participant's employment with the Company and Related Companies terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Board may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Board, in its sole discretion, deems desirable.